EXHIBIT 10.7


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                                                                  CONFORMED COPY




                         MINNESOTA CORN PROCESSORS, INC.


                              --------------------

                             NOTE PURCHASE AGREEMENT

                              --------------------



                           DATED AS OF AUGUST 26, 1997





    $25,000,000 7.57% SERIES A FIXED RATE SENIOR NOTES DUE SEPTEMBER 1, 2007 $120,000,000 7.72% SERIES B FIXED RATE SENIOR NOTES DUE SEPTEMBER 1, 2009

    $45,000,000 7.83% SERIES C FIXED RATE SENIOR NOTES DUE SEPTEMBER 1, 2012
     $100,000,000 SERIES D VARIABLE RATE SENIOR NOTES DUE SEPTEMBER 1, 2007

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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

1.      AUTHORIZATION OF NOTES.................................................1

2.      SALE AND PURCHASE OF NOTES ............................................2

3.      CLOSING ...............................................................2

4.      CONDITIONS TO CLOSING..................................................3
        4.1    Representations and Warranties .................................3
        4.2    Performance; No Default.........................................3
        4.3    Compliance Certificates ........................................3
        4.4    Opinions of Counsel ............................................4
        4.5    Purchase Permitted By Applicable Law, etc ......................4
        4.6    Sale of Other Notes ............................................4
        4.7    Payment of Special Counsel Fees and Other Fees .................5
        4.8    Private Placement Numbers.......................................5
        4.9    Changes in Structure ...........................................5
        4.10   Collateral Trust Indenture .....................................5
        4.11   Mortgages ......................................................5
        4.12   Mortgagee's Title Insurance ....................................6
        4.13   Financing Statements ...........................................6
        4.14   UCC Searches ...................................................6
        4.15   Appraisals .....................................................6
        4.16   Surveys and Other Reports ......................................6
        4.17   Insurance ......................................................7
        4.18   Doing Business .................................................7
        4.19   Release of Certain Existing Liens...............................7
        4.20   Equity Investment by Archer Daniels Midland ....................7
        4.21   Rating of Notes ................................................7
        4.22   Bank Facility ..................................................7
        4.23   Proceedings and Documents ......................................7

5.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY .........................8
        5.1    Organization; Power and Authority ..............................8
        5.2    Authorization, etc . ...........................................8
        5.3    Disclosure .....................................................8
        5.4    Affiliates .....................................................8
        5.5    Financial Statements ...........................................9
        5.6    Compliance with Laws, Other Instruments, etc...................10
        5.7    Governmental Authorizations, etc . ............................10
        5.8    Litigation; Observance of Agreements, Statutes and Orders .....10
        5.9    Taxes .........................................................11
        5.10   Title to Property; Leases .....................................11
        5.11   Licenses, Permits, etc ........................................11
        5.12   Compliance with ERISA..........................................12


                                        i

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                            TABLE OF CONTENTS (CONT.)

                                                                            PAGE
                                                                            ----

        5.13   Private Offering by the Company ...............................13
        5.14   Use of Proceeds; Margin Regulations ...........................13
        5.15   Existing Debt; Future Liens ...................................13
        5.16   Foreign Assets Control Regulations, etc . .....................14
        5.17   Status under Certain Statutes .................................14
        5.18   Environmental Matters .........................................14
        5.19   Permitted Encumbrances ........................................15
        5.20   Other Representations and Warranties ..........................15

6.      REPRESENTATIONS AND COVENANTS OF THE PURCHASER .......................15
        6.1    Purchase for Investment .......................................15
        6.2    Source of Funds ...............................................15

7.      INFORMATION AS TO COMPANY ............................................17
        7.1    Financial and Business Information ............................17
        7.2    Officer's Certificate .........................................20
        7.3    Inspection ....................................................21

8.      PREPAYMENT OF THE NOTES ..............................................21
        8.1    Fixed Rate Note Required Prepayments ..........................21
        8.2    Series D Required Prepayments .................................23
        8.3    Optional Prepayments of Fixed Rate Notes with Make-Whole
                Amount .......................................................24
        8.4    Optional Prepayments of Series D Notes ........................25
        8.5    Allocation of Fixed Rate Note Partial Prepayments .............25
        8.6    Allocation of Series D Partial Prepayments ....................26
        8.7    Fixed Rate Notes; Maturity; Surrender, etc ....................26
        8.8    Series D Notes; Maturity; Surrender, etc ......................26
        8.9    Purchase of Notes .............................................27
        8.10   Fixed Rate Make-Whole Amount and Series D Make-Whole Amount ...27

9.      INTEREST ON THE NOTES ................................................28
        9.1    Fixed Rate Notes' Semi-Annual Fixed Interest Payments .........28
        9.2    Series D Notes' Quarterly Floating Interest Payments ..........29
        9.3    Inability to Determine LIBOR ..................................31
        9.4    Reinstatement of Eurodollar Interest Rate .....................32
        9.5    Illegality ....................................................32
        9.6    Breakage Costs ................................................32

10.     AFFIRMATIVE COVENANTS ................................................32
        10.1   Compliance with Law ...........................................32
        10.2   Insurance .....................................................33
        10.3   Maintenance of Properties .....................................33
        10.4   Payment of Taxes and Claims ...................................33
        10.5   Existence, etc ................................................34


                                       ii

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                            TABLE OF CONTENTS (CONT.)

                                                                            PAGE
                                                                            ----

        10.6   Hedging .......................................................35
        10.7   Archer Daniels Midland Company ................................35

11.     NEGATIVE COVENANTS ...................................................35
        11.1   Transactions with Affiliates ..................................35
        11.2   Merger, Consolidation, etc . ..................................36
        11.3   Line of Business ..............................................37
        11.4   Adjusted Total Member Equities ................................37
        11.5   Limitation on Funded Debt .....................................37
        11.6   Current Ratio .................................................37
        11.7   Liens in respect of Collateral ................................37
        11.8   Liens .........................................................38
        11.9   Incurrence of Subsidiary Debt .................................41
        11.10  Sale of Assets, etc . .........................................41
        11.11  Certain Distributions .........................................43
        11.12  Interest Coverage .............................................43
        11.13  Amendments to Certain ADM Agreements ..........................43

12.     EVENTS OF DEFAULT ....................................................44

13.     REMEDIES ON DEFAULT, ETC . ...........................................47
        13.1   Acceleration ..................................................47
        13.2   Other Remedies ................................................47
        13.3   Rescission ....................................................48
        13.4   No Waivers or Election of Remedies, Expenses, etc . ...........48

14.     REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES ........................48
        14.1   Registration of Notes .........................................48
        14.2   Transfer and Exchange of Notes ................................49
        14.3   Replacement of Notes ..........................................49

15.     PAYMENTS ON NOTES   50
        15.1   Place of Payment ..............................................50
        15.2   Home Office Payment ...........................................50

16.     EXPENSES, ETC. .......................................................50
        16.1   Transaction Expenses ..........................................50
        16.2   Survival ......................................................51

17.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
        AGREEMENT ............................................................51

18.     AMENDMENT AND WAIVER .................................................51
        18.1   Requirements ..................................................51


                                       iii

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                            TABLE OF CONTENTS (CONT.)

                                                                            PAGE
                                                                            ----

        18.2   Solicitation of Holders of Notes ..............................52
        18.3   Binding Effect, etc ...........................................52
        18.4   Notes held by Company, etc. ...................................52

19.     NOTICES ..............................................................53

20.     REPRODUCTION OF DOCUMENTS ............................................53

21.     CONFIDENTIAL INFORMATION .............................................54

22.     SUBSTITUTION OF PURCHASER ............................................55

23.     MISCELLANEOUS ........................................................56
        23.1   Successors and Assigns ........................................56
        23.2   Payments Due on Non-Business Days .............................56
        23.3   Severability ..................................................56
        23.4   Construction ..................................................56
        23.5   Counterparts ..................................................56
        23.6   Governing Law .................................................57


                                       iv

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                                   SCHEDULES:

SCHEDULE A        --      Information Relating to Purchasers

SCHEDULE B        --      Defined Terms

SCHEDULE C        --      Payment Instructions at Closing

SCHEDULE 4.11     --      Real Property Descriptions of Designated Facilities

SCHEDULE 4.16     --      Surveys and Environmental Reports

SCHEDULE 5.4      --      Affiliates

SCHEDULE 5.5      --      Financial Statements

SCHEDULE 5.8      --      Litigation; Defaults

SCHEDULE 5.11     --      Patents, etc.

SCHEDULE 5.14     --      Use of Proceeds

SCHEDULE 5.15     --      Existing Indebtedness and Liens

SCHEDULE B-C      --      Competitors

SCHEDULE B-RI     --      Investments on Date of Closing


                                        v

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                                    EXHIBITS:

EXHIBIT 1A        --      Form of 7.57% Series A Fixed Rate Senior Note due
                          September 1, 2007

EXHIBIT 1B        --      Form of 7.72% Series B Fixed Rate Senior Note due
                          September 1, 2009

EXHIBIT 1C        --      Form of 7.83% Series C Fixed Rate Senior Note due
                          September 1, 2012

EXHIBIT 1D        --      Form of Series D Variable Rate Senior Note due
                          September 1, 2007

EXHIBIT 4.4(a)    --      Form of Opinion of Counsel for the Company

EXHIBIT 4.4(b)    --      Form of Opinion of New York Special Counsel for the
                          Company

EXHIBIT 4.4(c)    --      Form of Opinion of Nebraska Counsel for the Company

EXHIBIT 4.4(e)    --      Form of Opinion of Counsel for the Collateral Trustee

EXHIBIT 4.10      --      Form of Collateral Trust Indenture


                                       vi

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                         MINNESOTA CORN PROCESSORS, INC.
                              901 NORTH HIGHWAY 59
                            MARSHALL, MINNESOTA 56258

    $25,000,000 7.57% SERIES A FIXED RATE SENIOR NOTES DUE SEPTEMBER 1, 2007

    $120,000,000 7.72% SERIES B FIXED RATE SENIOR NOTES DUE SEPTEMBER 1, 2009

    $45,000,000 7.83% SERIES C FIXED RATE SENIOR NOTES DUE SEPTEMBER 1, 2012

     $100,000,000 SERIES D VARIABLE RATE SENIOR NOTES DUE SEPTEMBER 1, 2007


                                                     Dated as of August 26, 1997



[Separately addressed to each of the
 Purchasers named on Schedule A hereto]


Ladies and Gentlemen:

         MINNESOTA CORN PROCESSORS, INC., a Minnesota cooperative association (together with its permitted successors, the "COMPANY"), hereby agrees with you as follows:

1.       AUTHORIZATION OF NOTES.

         The Company will authorize the issue and sale of

                  (a) $25,000,000 aggregate principal amount of its 7.57% Series A Fixed Rate Senior Notes due September 1, 2007 (the "SERIES A NOTES"),

                  (b) $120,000,000 aggregate principal amount of its 7.72% Series B Fixed Rate Senior Notes due September 1, 2009 (the "SERIES B NOTES"),

                  (c) $45,000,000 aggregate principal amount of its 7.83% Series C Fixed Rate Senior Notes due September 1, 2012 (the "SERIES C NOTES"), and

                  (d) $100,000,000 aggregate principal amount of its Series D Variable Rate Senior Notes due September 1, 2007 (the "SERIES D NOTES").

The term "SERIES A NOTES" as used in this Agreement shall include each Series A Note delivered pursuant to this Agreement and the Other Agreements (as hereinafter defined) and any such notes issued in substitution therefor pursuant to Section 14 of this Agreement or the Other Agreements; the term "SERIES B NOTES" as used in this Agreement shall include each Series B Note delivered pursuant to this Agreement and the Other Agreements and any such notes issued in substitution therefor pursuant to Section 14 of this Agreement or the Other Agreements; the term "SERIES C NOTES" as used in this Agreement shall include each Series C Note delivered

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pursuant to this Agreement and the Other Agreements and any such notes issued in substitution therefor pursuant to Section 14 of this Agreement or the Other Agreements; and the term "SERIES D NOTES" as used in this Agreement shall include each Series D Note delivered pursuant to this Agreement and the Other Agreements and any such notes issued in substitution therefor pursuant to
Section 14 of this Agreement or the Other Agreements. The term "FIXED RATE
NOTES" as used in this Agreement shall include each Series A Note, each Series B Note and each Series C Note; and the term "NOTES" as used in this Agreement shall include each Series A Note, each Series B Note, each Series C Note and each Series D Note. The Series A Notes, the Series B Notes, the Series C Notes and the Series D Notes shall be substantially in the forms set out in Exhibits 1 A, 1 B, 1 C and 1 D, respectively, with such changes therefrom, if any, as may be approved by you, the Other Purchasers (as hereinafter defined) and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "SCHEDULE" or an "EXHIBIT" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.       SALE AND PURCHASE OF NOTES.

         Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and of the Series specified below your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "OTHER AGREEMENTS") identical with this Agreement with each of the other purchasers named in Schedule A (the "OTHER PURCHASERS"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount and of the Series specified below its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

3.       CLOSING.

         The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Milbank, Tweed, Hadley & McCloy, located at 1 Chase Manhattan Plaza, New York, New York at 10:00 a.m., local time, at a closing (the "CLOSING") on August 27, 1997 or on such other Business Day thereafter as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes of the Series to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as you may request), dated the date of Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company as indicated on Schedule C. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in
Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

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4.       CONDITIONS TO CLOSING.

         Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

         4.1      REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of the Company in the Financing Documents shall be correct at the time of the Closing.

         4.2      PERFORMANCE; NO DEFAULT.

         The Company shall have performed and complied with all agreements and conditions contained in this Agreement, the Collateral Trust Indenture and each of the other Financing Documents required to be performed or complied with by it prior to or at the Closing and, after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) and the execution, delivery and recordation of the Mortgages (and any financing statements in connection therewith), no Default or Event of Default shall have occurred and be continuing. The Company shall not have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 11.1, Section 11.2 or Section 11.11 had such Sections applied since such date.

         4.3      COMPLIANCE CERTIFICATES.

                  (a) OFFICER'S CERTIFICATE. The Company shall have delivered to you an Officer's Certificate, dated the date of Closing, certifying that the conditions specified in Section 4.1, Section 4.2, Section 4.9 and Section 4.20 have been fulfilled.

                  (b) SECRETARY'S CERTIFICATE. The Company shall have delivered to you a certificate of its Secretary or one of its Assistant Secretaries, dated the date of Closing, certifying as to the resolutions and other constitutive documents attached thereto and other proceedings relating to the authorization, execution and delivery of the Notes, this Agreement, the Other Agreements and the other Financing Documents.

                  (c) COLLATERAL TRUSTEE CERTIFICATE. First Union National Bank, as the Collateral Trustee, shall have delivered to you a certificate of its Secretary or one of its Assistant Secretaries, dated the date of Closing, certifying as to the resolutions attached thereto and other proceedings relating to the authorization, execution and delivery of the Collateral Trust Indenture and the other Financing Documents to which the Collateral Trustee is a party.

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         4.4      OPINIONS OF COUNSEL.

         You shall have received opinions in form and substance satisfactory to you, dated the date of Closing,

                  (a) from Doherty, Rumble & Butler, Minnesota counsel for the Company, substantially in the form set out in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request,

                  (b) from Hebb & Gitlin, special counsel for the Company, substantially in the form set out in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request,

                  (c) from Dixon & Jessup Ltd., special Nebraska counsel for the Company substantially in the form set out in Exhibit 4.4(c) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request,

                  (d) from Milbank, Tweed, Hadley & McCloy, your special counsel in connection with the transactions contemplated hereby and

                  (e) from Shipman & Goodwin, special counsel for the Collateral Trustee, substantially in the form set out in Exhibit 4.4(e).

The Company hereby instructs its counsel named in (a), (b) and (c) above to deliver such opinions to you and the Collateral Trustee.

         4.5      PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

         On the date of Closing your purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance
Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date of your execution and delivery of this Agreement. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

         4.6      SALE OF OTHER NOTES.

         Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

         4.7      PAYMENT OF SPECIAL COUNSEL FEES AND OTHER FEES.

         Without limiting the provisions Of Section 16.1, the Company shall have paid on or before the Closing (a) the fees, charges and disbursements of your special counsel referred to in Section 4.4 and one local counsel for you and the Other Purchasers in each of Minnesota and Nebraska to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the date of Closing, (b) the fees, charges and disbursements of the Collateral Trustee to the extent reflected in a statement of the Collateral Trustee rendered to the Company at least one Business Day prior to the date of Closing, and (c) the fees, charges and disbursements of the special counsel of the Collateral Trustee reflected in a statement. of such counsel rendered to the Company at least one Business Day prior to the date of Closing.

         4.8      PRIVATE PLACEMENT NUMBERS.

         A private placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each Series of Notes.

         4.9      CHANGES IN STRUCTURE.

         The Company shall not have changed its jurisdiction of organization or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in
Schedule 5.5.

         4.10     COLLATERAL TRUST INDENTURE.

         The Company and First Union National Bank, a national banking association (in its trustee capacity under the Collateral Trust Indenture, herein called the "COLLATERAL TRUSTEE"), shall have executed, and delivered to you, a collateral trust indenture (as amended and supplemented from time to time, the "COLLATERAL TRUST INDENTURE"), substantially in the form of Exhibit
4.10. You shall have received evidence of the appointment under the Collateral Trust Indenture of any supplemental or co-trustee if required by applicable law.

         4.11     MORTGAGES.

         The Company shall have executed and delivered to the Collateral Trustee a mortgage with respect to the Designated Facility located in Minnesota and a deed of trust with respect to the Designated Facility located in Nebraska (individually, a "MORTGAGE" and, collectively, the "MORTGAGES"), as the case may be, (the real property in respect of each such Designated Facility being more fully described on Schedule 4.11). Each Mortgage shall be substantially in the appropriate form thereof attached to the Collateral Trust Indenture as exhibit A or exhibit B, as the case may be (and shall be otherwise satisfactory to you), and shall include as a part thereof an assignment of leases and rents and a security agreement in respect of any fixtures or applicable personal property. Each of the Mortgages shall have been recorded in the appropriate land records and all taxes, recording fees and other fees and charges required by applicable law to be paid in connection therewith shall have been duly paid in full. You shall have received a copy of each executed Mortgage.

         4.12     MORTGAGEE'S TITLE INSURANCE.

         The Collateral Trustee shall have received a loan title insurance policy issued by a title insurance company reasonably acceptable to you (or, in the alternative, a commitment to issue a loan title insurance policy issued by a title insurance company reasonably acceptable to you and marked and initialed by an authorized agent of such title insurance company to show all changes to be made in connection with the actual issuance of such title insurance policy) in respect of each of the Mortgages (individually, a "TITLE INSURANCE POLICY" and, collectively, the "TITLE INSURANCE POLICIES") substantially in the appropriate form thereof attached as, and insuring the amount of Notes set forth in, exhibit C1 or exhibit C2 to the Collateral Trust Indenture. All premiums in respect of the Title Insurance Polices shall have been paid in full.

         4.13     FINANCING STATEMENTS.

         Each financing statement required to be filed, registered or recorded in connection with the transactions contemplated by this Agreement shall have been properly filed, registered or recorded in each office in each jurisdiction required in order to create in favor of the Collateral Trustee, for the ratable benefit of you and the Other Purchasers, a valid and/or perfected first priority Lien (subject only to the Permitted Encumbrances) on the respective collateral described therein; the Collateral Trustee and you shall have received, to the extent available, acknowledgement copies of all of such filings, registrations and recordations stamped by the appropriate filing, registration or recording officer (or, in lieu thereof, other evidence satisfactory to the Collateral Trustee that all such filings, registrations and recordations have been made); and all necessary filing, recording and other similar fees, and all taxes and other charges related to such filings, registrations and recordations (including such other taxes and charges requested by you), shall have been paid in full.

         4.14     UCC SEARCHES.

         Uniform Commercial Code financing statement, judgment lien and Federal income tax lien searches (collectively, the "UCC SEARCHES") (a) in the office of the Clerk for Platte County, Nebraska and in the office of the Secretary of State of Nebraska, and (b) in the office of the Clerk for Lyon County, Minnesota and in the office of the Secretary of State of Minnesota, each of a recent date, shall have been delivered to you or your special counsel.

         4.15     APPRAISALS.

         Copies of appraisals for each of the Designated Facilities dated October 8, 1996 from American Appraisal Associates (in form and substance satisfactory to you and your counsel) shall have been delivered to you or your special counsel.

         4.16     SURVEYS AND OTHER REPORTS.

         The Company shall have delivered to you or your special counsel each of the surveys and environmental reports set forth on Schedule 4.16.

         4.17     INSURANCE.

         Certificates of insurance evidencing the insurance policies and endorsements required to be delivered pursuant to section 4.4 of the Collateral Trust Indenture shall have been delivered to the Collateral Trustee.

         4.18     DOING BUSINESS.

         The Company shall have delivered to you evidence of its due qualification as a foreign company under the laws of the State of Nebraska.

         4.19     RELEASE OF CERTAIN EXISTING LIENS.

         St. Paul Bank for Cooperatives and Cooperative Centrale
Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch shall have delivered, or shall have caused to be delivered, to the Collateral Trustee all necessary termination statements, satisfaction pieces and other release documentation in respect of any and all Liens it may have in and to the Collateral, which shall be in form and substance satisfactory to effect such release and for recordation in the appropriate recording offices.

         4.20     EQUITY INVESTMENT BY ARCHER DANIELS MIDLAND.

         Archer Daniels Midland Company shall have purchased not less than 58,000,000 non-voting units of equity participation in the Company for an aggregate price of not less than $120,000,000 (subject to a downward adjustment of not more than $250,000), you shall have received evidence of such purchase as you may have reasonably requested from the Company and you shall have received a copy of the ADM Transaction Agreement, which ADM Transaction Agreement shall be in form and substance reasonably satisfactory to you.

         4.21     RATING OF NOTES.

         You shall have received evidence reasonably satisfactory to you that the Notes shall have been rated at least "BBB-" by Duff and Phelps Inc. and that such rating remains effective on the date of Closing.

         4.22     BANK FACILITY.

         You shall have received a copy of the Bank Credit Agreement and such other documents related thereto as you may reasonably request, the Bank Credit Agreement and such other documents shall be in form and substance reasonably satisfactory to you.

         4.23     PROCEEDINGS AND DOCUMENTS.

         All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to you, as of the date of Closing, that:

         5.1      Organization; POWER AND AUTHORITY.

                  (a) The Company is a cooperative association, duly organized and validly existing under the laws of the State of Minnesota. The Company is duly qualified and in good standing as a foreign cooperative in the State of Nebraska and in each other jurisdiction where such qualification is required by law (to the extent that such concepts are recognized in such jurisdiction), other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (b) The Company has the requisite power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts, to execute and deliver this Agreement, the Other Agreements, the Notes and the other Financing Documents and to perform the provisions hereof and thereof.

         5.2      AUTHORIZATION, ETC.

         This Agreement, the Other Agreements, the Notes and the other Financing Documents to which the Company is a party have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement and such other Financing Documents constitute, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

         5.3      DISCLOSURE.

         The Company, through the Placement Agent, has delivered to you and each Other Purchaser a copy of the Private Placement Memorandum, dated July 14, 1997 (as amended through the date of Closing, the "MEMORANDUM"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and the Subsidiaries. This Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed herein, in the other Financing Documents or in the Memorandum, since March 31, 1997, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

         5.4      AFFILIATES.

                  (a) Schedule 5.4 contains (except as noted therein) a complete and correct list showing the identity of each of the Company's Affiliates. Each of the Company's Affiliates that is a Subsidiary is identified as such on Schedule 5.4.

                  (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

                  (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

                  (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement and the Other Agreements, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or other similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

         5.5      FINANCIAL STATEMENTS.

         The Company has delivered to you and each Other Purchaser copies of the financial statements of the Company listed in Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) present fairly, in all material respects, the consolidated financial position of the Company and the Persons consolidated with the Company as of the respective dates specified in such Schedule and the results of their operations and their cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

         5.6      COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

         The issuance and sale of the Notes, the incurrence of the Debt evidenced thereby, and the execution, delivery and performance of this Agreement and the other Financing Documents by the Company will not

                  (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under (other than the Liens created pursuant to the Financing Documents), any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, constitutive document, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company, any Subsidiary or any of their respective properties may be bound or affected,

                  (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company, any Subsidiary or any Designated Facility or

                  (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company, any Subsidiary or any Designated Facility.

The making of the investment in the Company by Archer Daniels Midland Company described in Section 4.20 will not conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company, any Subsidiary or any Designated Facility or violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company, any Subsidiary or any Designated Facility.

         5.7      GOVERNMENTAL AUTHORIZATIONS, ETC.

         Except as contemplated in Section 4.11, Section 4.13 and Section 4.19, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance of the Financing Documents by the Company.

         5.8      LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.

                  (a) Except as set forth on Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any of their respective property in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (b) Except as set forth on Schedule 5.8, neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         5.9      TAXES.

         The Company and the Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or such Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and the Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended September 30, 1994.

         5.10     TITLE TO PROPERTY; LEASES.

         The Company and the Subsidiaries have good and marketable title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

         5.11     LICENSES, PERMITS, etc.

         Except as disclosed in Schedule 5.11,

                  (a) the Company and the Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

                  (b) to the best knowledge of the Company, no product or practice of the Company or any Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

                  (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any Subsidiary with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any Subsidiary.

         5.12     COMPLIANCE WITH ERISA.

                  (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401 (a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

                  (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "BENEFIT LIABILITIES" has the meaning specified in section 4001 of ERISA and the terms "CURRENT VALUE" and "PRESENT VALUE" have the meaning specified in section 3 of ERISA.

                  (c) The Company and the ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

                  (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company is not Material.

                  (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

         5.13     PRIVATE OFFERING BY THE COMPANY.

         Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 50 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act.

         5.14     USE OF PROCEEDS; MARGIN REGULATIONS.

         The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company, and neither the Company nor any Subsidiary has any present intention that margin stock will constitute more than such percentage of the value of such assets. As used in this Section, the terms "MARGIN STOCK" and "PURPOSE OF BUYING OR CARRYING" shall have the meanings assigned to them in said Regulation G.

         5.15     EXISTING DEBT; FUTURE LIENS.

                  (a) Except as described therein, Schedule 5.15 sets forth (i) a complete and correct list of all outstanding Debt of the Company and the Subsidiaries (other than outstanding items of Debt that, in the aggregate for all such items of Debt, do not exceed $100,000) as of June 30, 1997 (and specifies, as to each item of such Debt, the collateral, if any, securing such Debt), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company and the Subsidiaries and (ii) a complete list, prepared on a PRO FORMA basis after giving effect to the issuance of the Notes, of the Debt of the Company and the Subsidiaries that will be outstanding immediately after giving effect to the issuance of the Notes and the application of the proceeds thereof as provided in Section 5.14. Except as set forth on
         Schedule 5.8, neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or any Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                  (b) The Company has not consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of the Collateral, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 11.7.

         5.16     FOREIGN ASSETS CONTROL REGULATIONS, ETC.

         Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

         5.17     STATUS UNDER CERTAIN STATUTES.

         Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Transportation Acts (49 U.S.C.), as amended, or the Federal Power Act, as amended.

         5.18     ENVIRONMENTAL MATTERS.

         Except as otherwise disclosed to you in writing, neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any Subsidiary or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment, human health or property or violation of any Environmental Laws or permits issued under any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

                  (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or permits issued under any Environmental Laws or damage to the environment, human health or property emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by the Company or any Subsidiary or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                  (b) neither the Company nor any Subsidiary has stored, disposed or otherwise released any Hazardous Materials on real properties now or formerly owned, leased or operated by the Company or any Subsidiary in a manner contrary to any Environmental Laws or in a manner reasonably likely to lead to cleanup obligations or other liability, in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                  (c) all buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws or permits issued under any Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

         5.19     PERMITTED ENCUMBRANCES.

         With respect to each Designated Facility and the Permitted Encumbrances set forth in the Mortgage in respect thereof, and in reliance upon the Title Insurance Policy in respect of such Designated Facility and the UCC Searches applicable to such Designated Facility, such Permitted Encumbrances do not, individually or in the aggregate, have a material adverse effect on the marketability or value of any such Designated Facility or the business and other operations conducted by the Company in or on such Designated Facility.

         5.20     OTHER REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of the Company set forth in the Collateral Trust Indenture and the Mortgages are true and correct as of the date of Closing.

6.       REPRESENTATIONS AND COVENANTS OF THE PURCHASER.

         6.1      PURCHASE FOR INVESTMENT

         You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, PROVIDED that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

         6.2      SOURCE OF FUNDS.

         You represent that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                  (a) the Source is an "insurance company general account" as defined in Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (60 FR 35925, July 12, 1995) and in respect thereof you represent that there is no "employee benefit plan" (as defined in section 3(3) of ERISA and section 4975(e)(1) of the Code, treating as a single plan all plans maintained by the same employer or employee organization or affiliate thereof) with respect to which the amount of the general account reserves and liabilities of all contracts held by or on behalf of such plan exceed 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) PLUS surplus, as set forth in the NAIC Annual Statement filed with your state of domicile; or

                  (b) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

                  (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and

                           (i) the identity of such QPAM and

                           (ii) the names of all employee benefit plans whose
                  assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph
                  (d); or

                  (e) the Source is a governmental plan; or

                  (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (f); or

                  (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

         The Company shall deliver a certificate on the date of Closing with respect to you and the Other Purchasers, and on or prior to the date of any transfer of any Notes with respect to any subsequent holder of such Notes, which certificate shall disclose whether (i) it is a "party in interest" (as defined in Title I, Section 3(14) of ERISA) or a "disqualified person" (as defined in
Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to paragraphs (c) or (f) above, or (ii) with respect to any plan identified pursuant to paragraph (d) above, it or any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year prior to such time, exercised the authority to appoint or terminate said QPAM as manager of the assets of any plan identified in writing pursuant to paragraph (d) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plans.

As used in this Section 6.2, the terms "EMPLOYEE BENEFIT PLAN", "GOVERNMENTAL PLAN", "PARTY IN INTEREST" and "SEPARATE ACCOUNT" shall have the respective meanings assigned to such terms in section 3 of ERISA.

7.       INFORMATION AS TO COMPANY.

         7.1      FINANCIAL AND BUSINESS INFORMATION.

         The Company shall deliver to each holder of Notes that is an Institutional Investor (other than a holder of Notes that is a Competitor):

                  (a) QUARTERLY STATEMENTS -- within 45 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of

                           (i) a consolidated balance sheet of the Company and
                  the Subsidiaries as at the end of such quarter, and

                           (ii) consolidated statements of operations, member
                  equity and cash flows for the Company and the Subsidiaries for such quarter ending,

         setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year of the Company, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the consolidated financial position of the Company and the Subsidiaries being reported on and their consolidated results of operations and cash flows, subject to changes resulting from normal, recurring year-end adjustments;

                  (b) ANNUAL STATEMENTS -- within 90 days after the end of each fiscal year of the Company, duplicate copies of

                           (i) a consolidated balance sheet of the Company and
                  the Subsidiaries as at the end of such year, and

                           (ii) consolidated statements of operations, member
                  equity and cash flows for the Company and the Subsidiaries for such year,

         setting forth in each case with respect to the consolidated financial statements in comparative form the figures for the previous fiscal year of the Company (except, in the case of the consolidated financial statements for 1997, such consolidated financial statements shall be in respect of results for the 6 month period ended March 31, 1997), all in reasonable detail, prepared in accordance with GAAP, and accompanied, in the case of such consolidated financial statements, by

                                    (A) an opinion thereon of independent
                           certified public accountants of recognized national standing, which opinion shall state that such consolidated financial statements present fairly, in all material respects, the financial position of the companies or other entities being reported upon and the results of their operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                                    (B) a certificate of such accountants
                           stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit);

                  (c) SEC AND OTHER REPORTS -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company to public securities holders or cooperative members generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company to the public concerning developments that are Material;

                  (d) NOTICE OF DEFAULT OR EVENT OF DEFAULT -- promptly, and in any event within 5 days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 12(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

                  (e) ERISA MATTERS -- promptly, and in any event within 5 days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                           (i) with respect to any Plan, any reportable event,
                  as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date of Closing; or

                           (ii) the taking by the PBGC of steps to institute, or
                  the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                           (iii) any event, transaction or condition that could
                  result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

                  (f) VALUE-ADDED PAYMENTS -- (i) contemporaneously with the delivery of the annual statements referred to in clause (b) above, a certificate of a Senior Financial Officer setting forth (to the extent not reflected in such annual statements) the allocation of the net income, gains and/or losses of the Company for the fiscal year then most recently ended to the various capital accounts of the Company (including, without limitation, the capital reserve account, the loss-allocated-to-members account and the retained earnings account) and setting forth the proposed forms and amounts of any distributions (including cash payments) in respect of such net income and/or gains to be made during the then current fiscal year of the Company to its members and patrons (including any holders of its capital stock, patronage equities, units of equity participation or other equity interests), (ii) not less than 7 days prior to the making of any value-added payment, dividend or other distribution of cash or property to any or all of its members or patrons (including any holders of its capital stock, patronage equities, units of equity participation or other equity interests) in respect of any such net income and/or gains, the aggregate amount of such payment and the date on which the same is to be made and (iii) not less than 7 days prior to the date on which the Company intends to change the proposed form and/or amount of any allocations or distributions referred to in clause (i) above, a certificate of a Senior Financial Officer setting forth the changes the Company intends to make in such form and/or amount and the reasons (in reasonably sufficient detail) for such changes;

                  (g) NOTICES FROM GOVERNMENTAL AUTHORITY -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

                  (h) REQUESTED INFORMATION -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company and the Subsidiaries or relating to the ability of the Company to perform its obligations under the Notes and the other Financing Documents as from time to time may be reasonably requested by any such holder of Notes.

         7.2      OFFICER'S CERTIFICATE.

         Each set of financial statements delivered to a holder of Notes entitled thereto pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                  (a) COVENANT COMPLIANCE -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 11.4 through Section 11.11, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence);

                  (b) EVENT OF DEFAULT -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and the Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review has not disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto;

                  (c) COST OF CERTAIN SALES -- with respect to the quarterly or annual period covered by the statement then being furnished, a statement setting forth (i) the average price of a bushel of corn purchased by the Company or any Subsidiary from its members and patrons in respect of such period and (ii) a confirmation that such average price of a bushel of corn is not in excess of the average bushel price paid by the Company to obtain corn during such period in arm's-length transactions in the relevant local elevator grain market with Persons that are not Affiliates;

                  (d) OPEN POSITION -- with respect to the last day of the quarterly or annual period covered by the statement then being furnished, the Position Report with respect to the Company's grain and finished goods Inventory showing in reasonable detail the Company's Open Position as of such date; and

                  (e) ADM POLICIES AND STANDARDS -- with respect to an annual period being covered by the statement then being furnished, that (i) the ADM Policies and Standards are still in effect and have not been amended (or, if such ADM Policies and Standards have been amended, describing in detail the amendment thereof and attaching a copy thereof to such certificate) and (ii) that the Company is in substantial compliance with the ADM Policies and Standards (or, if the Company shall not be in substantial compliance with the same, an explanation of such noncompliance and what action the Company shall have taken or proposes to take with respect thereto).

         7.3      INSPECTION.

         The Company shall permit the representatives of each holder of Notes that is an Institutional Investor (other than a holder of Notes that is a Competitor):

                  (a) NO DEFAULT -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and the Subsidiaries with the officers of the Company, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and the Subsidiaries, all at such reasonable times and as often as may be reasonably requested in writing; and

                  (b) DEFAULT -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company and the Subsidiaries, to examine all of its and/or their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss its and/or their respective affairs, finances and accounts with its and/or their respective officers and independent public accountants (and by this provision the Company and the Subsidiaries authorize said accountants to discuss the affairs, finances and accounts of the Company and the Subsidiaries), all at such times and as often as may be requested.

8.       PREPAYMENT OF THE NOTES.

         8.1      FIXED RATE NOTE REQUIRED PREPAYMENTS.

                  (a) SERIES A NOTES. On September 1, 2001 and on each September 1 thereafter to and including September 1, 2006, the Company will prepay $3,571,428.57 principal amount (or such lesser principal amount as shall then be outstanding) of the Series A Notes at par and without payment of a Make-Whole Amount or any premium, PROVIDED that

                           (i) upon any partial prepayment of, or acquisition
                  of, any Series A Note

                                    (A) in connection with a Debt Offered
                           Prepayment Application accepted by any holder of Series A Notes under Sections 8.7 and 11.10,

                                    (B) in connection with any Secured
                           Obligation Offered Prepayment accepted by any holder of Series A Notes under Section 8.7 and under section 4.4(e) and section 4.9(b) of the Collateral Trust Indenture, as the case may be, or

                                    (C) in connection with any acquisition of
                           Series A Notes permitted under Section 8.9, the principal amount of each required prepayment of the Series A Notes becoming due under this Section 8.1(a) on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series A Notes is reduced as a result of such prepayment or acquisition, and

                           (ii) upon any partial payment of the principal of the
                  Series A Notes made pursuant to Section 8.3, the aggregate principal amount of the Series A Notes so prepaid shall be applied against and reduce the then remaining required prepayments of the Series A Notes under this Section 8.1(a) (including, without limitation, any required amount scheduled to be paid on the Series A Maturity Date) in the inverse order of the due dates of such payments.

The unpaid principal amount of each Series A Note, together with accrued unpaid interest thereon, shall be due and payable on the Series A Maturity Date.

                  (b) SERIES B NOTES. On September 1, 2005 and on each September 1 thereafter to and including September 1, 2008, the Company will prepay $24,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series B Notes at par and without payment of a Make-Whole Amount or any premium, PROVIDED that

                           (i) upon any partial prepayment of, or acquisition
                  of, any Series B Note

                                    (A) in connection with a Debt Offered
                           Prepayment Application accepted by any holder of Series B Notes under Sections 8.7 and 11.10,

                                    (B) in connection with any Secured
                           Obligation Offered Prepayment accepted by any holder of Series B Notes under Section 8.7 and under section 4.4(e) and section 4.9(b) of the Collateral Trust Indenture, as the case may be, or

                                    (C) in connection with any acquisition of
                           Series B Notes permitted under Section 8.9,

                  the principal amount of each required prepayment of the Series B Notes becoming due under this Section 8.1(b) on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series B Notes is reduced as a result of such prepayment or acquisition, and

                           (ii) upon any partial payment of the principal of the
                  Series B Notes made pursuant to Section 8.3, the aggregate principal amount of the Series B Notes so prepaid shall be applied against and reduce the then remaining required prepayments of the Series B Notes under this Section 8.1(b) (including, without limitation, any required amount scheduled to be paid on the Series B Maturity Date) in the inverse order of the due dates of such payments.

         The unpaid principal amount of each Series B Note, together with accrued unpaid interest thereon, shall be due and payable on the Series B Maturity Date.

                  (c) SERIES C NOTES. On September 1, 2006 and on each September 1 thereafter to and including September 1, 2011, the Company will prepay $6,428,571 principal amount (or such lesser principal amount as shall then be outstanding) of the Series C Notes at par and without payment of a Make-Whole Amount or any premium, PROVIDED that

                           (i) upon any partial prepayment of, or acquisition
                  of, any Series C Note

                                    (A) in connection with a Debt Offered
                           Prepayment Application accepted by any holder of Series C Notes under Sections 8.7 and 11.10,

                                    (B) in connection with any Secured
                           Obligation Offered Prepayment accepted by any holder of Series C Notes under Section 8.7 and under section 4.4(e) and section 4.9(b) of the Collateral Trust Indenture, as the case may be, or

                                    (C) in connection with any acquisition of
                           Series C Notes permitted under Section 8.9,

                  the principal amount of each required prepayment of the Series C Notes becoming due under this Section 8.1(c) on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series C Notes is reduced as a result of such prepayment or acquisition, and

                           (ii) upon any partial payment of the principal of the
                  Series C Notes made pursuant to Section 8.3, the aggregate principal amount of the Series C Notes so prepaid shall be applied against and reduce the then remaining required prepayments of the Series C Notes under this Section 8.1(c) (including, without limitation, any required amount scheduled to be paid on the Series C Maturity Date) in the inverse order of the due dates of such payments.

         The unpaid principal amount of each Series C Note, together with accrued unpaid interest thereon, shall be due and payable on the Series C Maturity Date.

         8.2      SERIES D REQUIRED PREPAYMENTS.

         On September 1, 2003 and on the last day of the third Interest Period ending in each of the years thereafter to and including the year 2006, the Company will prepay $20,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series D Notes at par and without payment of any premium in respect thereof, PROVIDED that

                  (a) upon any partial prepayment of, or acquisition of, any Series D Note

                           (i) in connection with a Debt Offered Prepayment
                  Application accepted by any holder of Series D Notes under Sections 8.8 and 11.10,

                           (ii) in connection with any Secured Obligation
                  Offered Prepayment accepted by any holder of Series D Notes under Section 8.8 and under section 4.4(e) and section 4.9(b) of the Collateral Trust Indenture, as the case may be, or

                           (iii) in connection with any acquisition of Series D
                  Notes permitted under Section 8.9,

         the principal amount of each required prepayment of the Series D Notes becoming due under this Section 8.2 on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series D Notes is reduced as a result of such prepayment or acquisition, and

                  (b) upon any partial payment of the principal of the Series D Notes made pursuant to Section 8.4, the aggregate principal amount of the Series D Notes so prepaid shall be applied against and reduce the then remaining required prepayments of the Series D Notes under this
         Section 8.2 (including, without limitation, any required amount scheduled to be paid on the Series D Maturity Date) in the inverse order of the due dates of such payments.

The principal amount of each Series D Note, together with accrued unpaid interest thereon, shall be due and payable on the Series D Maturity Date.

         8.3      OPTIONAL PREPAYMENTS OF FIXED RATE NOTES WITH MAKE-WHOLE
                  AMOUNT.

         The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Fixed Rate Notes, on a pro rata basis in respect of all Fixed Rate Notes outstanding at such time, in an amount not less than 5% of the aggregate principal amount of the Fixed Rate Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid and accrued interest thereon to the date of prepayment, plus the Fixed Rate Make-Whole Amount determined for the prepayment date with respect to the principal amount of each such Series of Notes being so prepaid. The Company will give each holder of Fixed Rate Notes to be prepaid under this Section 8.3 written notice of such optional prepayment not less than 30 days and not more than 60 days prior to the date fixed for such prepayment (which shall be a Business Day). Each such notice shall specify such date, the aggregate principal amount and the Series of the Fixed Rate Notes to be prepaid on such date, the principal amount of each Fixed Rate Note held by such holder to be prepaid (determined in accordance with Section 8.5), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Fixed Rate Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of a Fixed Rate Note to be optionally prepaid under this Section 8.3 a certificate of a Senior Financial Officer specifying the calculation of the Fixed Rate Make-Whole Amount in respect of such Fixed Rate Notes as of the specified prepayment date. For the purposes of avoidance of doubt, the Company may effect multiple partial prepayments of the Fixed Rate Notes pursuant to, and in accordance with the terms of, this Section 8.3. Anything contained in this Section 8.3 to the contrary notwithstanding, the Company will not prepay the Fixed Rate Notes under this Section 8.3 if a Default or Event of Default shall then exist without prepaying the Notes of all Series then outstanding, in whole or part, on a PRO RATA basis.

         8.4      OPTIONAL PREPAYMENTS OF SERIES D NOTES.

         The Company may, at its option, upon notice as provided below

                  (a) prepay on the last day of any Interest Period (which shall be a Business Day) all or, in the case of a partial prepayment, any part of the Series D Notes in an amount not less than 5% of the aggregate principal amount of the Series D Notes then outstanding, at 100% of the principal amount so prepaid PLUS the Series D Make-Whole Amount determined for the prepayment date with respect to such principal amount, or

                  (b) prepay at any time on any day (other than the last day of an Interest Period but which, in any case, shall be a Business Day) all or any part of the Series D Notes in an amount not less than 5% of the aggregate principal amount of the Series D Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid PLUS the Series D Make-Whole Amount determined for the prepayment date with respect to such principal amount PLUS all Breakage Costs in respect of such prepayment.

The Company will give each holder of Series D Notes written notice of each optional prepayment under this Section 8.4 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Series D Notes to be prepaid on such date, the principal amount of each Series D Note held by such holder to be prepaid (determined in accordance with Section 8.6), the Series D Make-Whole Amount (if any) due in connection with such prepayment, the interest to be paid on the prepayment date with respect to such principal amount being prepaid and whether such prepayment is being effected pursuant to clause (a) or
(b) or this Section 8.4 (and, if pursuant to clause (b), such notice shall refer to the right of any holder of Series D Notes to Breakage Costs). The Company shall pay all Breakage Costs in respect of any prepayment under this Section 8.4 on the later of the date fixed for such prepayment and the date which is 2 Business Days after the date on which the applicable holder of Series D Notes being prepaid under this Section 8.4 shall have informed the Company, in writing, of the same. For the purposes of avoidance of doubt, the Company may effect multiple partial prepayments of the Series D Notes pursuant to, and in accordance with, this Section 8.4. Anything contained in this Section 8.3 to the contrary notwithstanding, the Company will not prepay the Series D Notes under this Section 8.4 if a Default or Event of Default shall then exist without prepaying the Notes of all Series then outstanding, in whole or part, on a PRO RATA basis.

         8.5      ALLOCATION OF FIXED RATE NOTE PARTIAL PREPAYMENTS.

         In the case of each partial prepayment of Fixed Rate Notes of any Series pursuant to Section 8.1, the principal amount of the Notes of such Series to be prepaid shall be allocated among all of the Fixed Rate Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

         8.6      ALLOCATION OF SERIES D PARTIAL PREPAYMENTS.

         In the case of each partial prepayment of the Series D Notes pursuant to Section 8.2, the principal amount of the Series D Notes to be prepaid shall be allocated among all of the Series D Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

         8.7      FIXED RATE NOTES; MATURITY; SURRENDER, ETC.

         In the case of each prepayment of Fixed Rate Notes pursuant to this
Section 8, the principal amount of each such Fixed Rate Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Fixed Rate Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Fixed Rate Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Fixed Rate Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Fixed Rate Note shall be issued in lieu of any prepaid principal amount of any Note.

         Any Debt Offered Prepayment Application in respect of the Fixed Rate Notes shall be on terms as set forth in Section 8.3 and this Section 8.7, PROVIDED that only those holders who shall have accepted any offer in respect of such Debt Offered Prepayment Application shall have their Fixed Rate Notes prepaid, in whole or part, in connection therewith. Any Secured Obligation Offered Prepayment accepted by any holder of Fixed Rate Notes shall be paid on the terms set therefor in the Collateral Trust Indenture.

         8.8      SERIES D NOTES; MATURITY; SURRENDER, ETC.

         In the case of each prepayment of Series D Notes pursuant to this
Section 8, the principal amount of each Series D Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment together with interest on such principal amount accrued to such date and the applicable Series D Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Series D Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Series D Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Series D Note shall be issued in lieu of any prepaid principal amount of any Note. Any Breakage Costs due in respect of any prepayment of any Series D Notes shall be due and payable upon the later of (i) the date fixed for such prepayment and (ii) the date which is 2 Business Days after the date on which the applicable holder of Series D Notes being so prepaid shall have informed the Company, in writing, of the same.

         Any Debt Offered Prepayment Application in respect of the Series D Notes shall be on terms as set forth in Section 8.4 and this Section 8.8, PROVIDED that only those holders who shall have accepted any offer in respect of such Debt Offered Prepayment Application shall have their Series D Notes prepaid, in whole or part, in connection therewith. Any Secured Obligation Offered Prepayment accepted by any holder of Series D Notes shall be paid on the terms set therefor in the Collateral Trust Indenture.

         8.9      PURCHASE OF NOTES.

         The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes (including, without limitation, any prepayment of the Notes contemplated in connection with a Debt Offered Prepayment Application or in connection with a Secured Obligation Offered Prepayment accepted by any holder of Notes). The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

         8.10     FIXED RATE MAKE-WHOLE AMOUNT AND SERIES D MAKE-WHOLE AMOUNT.

                  (a) The term "FIXED RATE MAKE-WHOLE AMOUNT" means, with respect to any Fixed Rate Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Fixed Rate Note over the amount of such Called Principal, PROVIDED that the Fixed Rate Make-Whole Amount may in no event be less than zero.

                  (b) The term "SERIES D MAKE-WHOLE AMOUNT" means, at any time, with respect to any principal amount of any Series D Note that is to be prepaid pursuant to Section 8.4 or Section 8.8 or has become or is declared to be immediately due and payable pursuant to Section 13.1,
         (i) if such time is prior to August 27, 1998, 2% of such principal amount, (ii) if such time is prior to August 27, 1999 and is on or after August 27, 1998, 1% of such principal amount and (iii) if such time is on or after August 27, 1999, zero dollars.

         For the purposes of determining the Fixed Rate Make-Whole Amount, the following terms have the following meanings:

                  "CALLED PRINCIPAL" means, with respect to any Fixed Rate Note, the principal of such Fixed Rate Note that is to be prepaid pursuant to
         Section 8.3 or Section 8.7 or has become or is declared to be immediately due and payable pursuant to Section 13.1, as the context requires.

                  "DISCOUNTED VALUE" means, with respect to the Called Principal of any Fixed Rate Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Fixed Rate Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "REINVESTMENT YIELD" means, with respect to the Called Principal of any Fixed Rate Note, the sum of (a) 0.50% PER ANNUM plus
         (b) the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Dow Jones Market Service (or such other display as may replace Page 678 on Dow Jones Market Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or
         (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H. 15
         (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (1) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between (A) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and
         (B) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

                  "REMAINING AVERAGE LIFE" means, with respect to the Called Principal of any Fixed Rate Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Fixed Rate Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, PROVIDED that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Fixed Rate Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.3, Section 8.7 or
         Section 13.1.

                  "SETTLEMENT DATE" means, with respect to the Called Principal of any Fixed Rate Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.3 or Section 8.7 or has become or is declared to be immediately due and payable pursuant to Section 13.1, as the context requires.

9.       INTEREST ON THE NOTES.

         9.1      FIXED RATE NOTES' SEMI-ANNUAL FIXED INTEREST PAYMENTS.

                  (a) SERIES A NOTES. Interest (computed on the basis of a 360-day year of twelve 30-day months) shall accrue on the unpaid principal balance of the Series A Notes at 7.57% PER ANNUM from the date of each Series A Note, and shall be payable to the holders thereof semi-annually, on September 1 and March 1 in each year, commencing with the later of March 1, 1998 and the payment date next succeeding the date of such

         Series A Note, until the principal thereof shall have become due and payable, and, to the extent permitted by law, interest shall accrue at a rate PER ANNUM equal to the Series A Default Rate on any overdue payment of principal, any overdue payment of interest and any overdue payment of Fixed Rate Make-Whole Amount with respect to any Series A Note and shall be payable on demand.

                  (b) SERIES B NOTES. Interest (computed on the basis of a 360-day year of twelve 30-day months) shall accrue on the unpaid principal balance of the Series B Notes at 7.72% PER ANNUM from the date of each Series B Note, and shall be payable to the holders thereof semi-annually, on September 1 and March 1 in each year, commencing with the later of March 1, 1998 and the payment date next succeeding the date of such Series B Note, until the principal thereof shall have become due and payable, and, to the extent permitted by law, interest shall accrue at a rate PER ANNUM equal to the Series B Default Rate on any overdue payment of principal, any overdue payment of interest and any overdue payment of Fixed Rate Make-Whole Amount with respect to any Series B Note and shall be payable on demand.

                  (c) SERIES C NOTES. Interest (computed on the basis of a 360-day year of twelve 30-day months) shall accrue on the unpaid principal balance of the series C Notes at 7.83% PER ANNUM from the date of each Series C Note, and shall be payable to the holders thereof semi-annually, on September 1 and March 1 in each year, commencing with the later of March 1, 1998 and the payment date next succeeding the date of such Series C Note, until the principal thereof shall have become due and payable, and, to the extent permitted by law, interest shall accrue at a rate PER ANNUM equal to the Series C Default Rate on any overdue payment of principal, any overdue payment of interest and any overdue payment of Fixed Rate Make-Whole Amount with respect to any Series C Note and shall be payable on demand.

         9.2      SERIES D NOTES' QUARTERLY FLOATING INTEREST PAYMENTS.

                  (a) FLOATING INTEREST RATE.

                           (i) Interest (computed on the basis of a 360-day year
                  for the actual days elapsed) shall accrue on the unpaid principal balance of the Series D Notes outstanding from time to time during each Interest Period at a rate PER ANNUM equal to the Eurodollar Interest Rate determined in accordance with this Section 9.2 for such Interest Period. Such interest shall be payable in arrears in respect of such Interest Period on the last day of such Interest Period. With respect to any Interest Period, interest shall accrue from and including the first day of such Interest Period to but excluding the last day thereof. Interest accrued to but excluding the Series D Maturity Date shall be due and payable on the Series D Maturity Date. The rate of interest applicable to the unpaid principal balance of the Series D Notes will in no event be higher than the maximum rate of interest permitted by applicable law. For the avoidance of doubt, the Eurodollar Interest Rate applicable to the Series D Notes for the first Interest Period shall be 7.019% PER ANNUM and thereafter for each subsequent Interest Period the Eurodollar Interest Rate applicable thereto shall be redetermined on the Interest Rate Redetermination Date for such Interest Period and, as so redetermined, shall become applicable to the then unpaid principal balances of the Series D Notes on the first day of such Interest Period.

                           (ii) The Eurodollar Interest Rate shall be determined
                  by the Calculation Agent on the second Business Day preceding the date of Closing and on each Interest Rate Redetermination Date for each subsequent Interest Period, and the Company shall cause the Calculation Agent to notify, on such Interest Rate Redetermination Date in writing (via facsimile transmission with subsequent written confirmation by U.S. first class mail), the Company, at the address set forth in
                  Section 19, and each holder of Series D Notes, at its address set forth on Schedule A (or at such other address as such holder shall specify to the Company in writing) of such Eurodollar Interest Rate. Each determination of a Eurodollar Interest Rate by the Calculation Agent hereunder shall be conclusive and binding on the Company and the holders of Series D Notes in the absence of manifest error. In the case of manifest error, either any holder of Series D Notes or the Company may object to such quoted Eurodollar Interest Rate by written notice delivered to the Company and the holders of Series D Notes detailing the reasons for such objection. Upon delivery of any such notice of objection the holders of Series D Notes and the Company shall cooperate to promptly determine the correct Eurodollar Interest Rate and such correct Eurodollar Interest Rate shall be the applicable Eurodollar Interest Rate for such Interest Period. Each of the holders of Series D Notes and the Company shall make such adjustments to the amount of interest payable on the first day of the next succeeding Interest Period as are necessary to reflect the application of such correct Eurodollar Interest Rate for such Interest Period.

                           (iii) The "CALCULATION AGENT" shall be an Acceptable
                  Financial Institution appointed by the Company that is reasonably satisfactory to the Series D Required Holders (or in the absence of such appointment, the Calculation Agent may be appointed by the Series D Required Holders (and may be one or more of the holders of Series D Notes)). The Company shall maintain at all times the appointment of a Calculation Agent, and shall pay and be exclusively liable for all fees, if any, charged by the Calculation Agent in connection herewith. The initial Calculation Agent shall be ING (U.S.) Capital Corporation and the Company shall advise in advance, in writing, the holders of Series D Notes of any change in respect thereof.

                  (b) INTEREST PERIODS. The first Interest Period shall commence on the date of Closing. Each Interest Period subsequent to such first Interest Period shall commence on the last day of the immediately preceding Interest Period.

                  (c) OVERDUE SUMS. Any overdue payment of principal of, interest on, Series D Make-Whole Amount in respect of, or Breakage Costs in respect of, the Series D Notes shall bear interest, payable on demand, for each day from and including the date payment thereof was due to, but excluding, the date of actual payment, at a rate PER ANNUM equal to the Series D Default Rate.

         9.3      INABILITY TO DETERMINE LIBOR.

                  (a) NO EURODOLLAR MARKET. If the Series D Required Holders determine that the Eurodollar interest rate market has ceased to function, it is impossible, impractical or illegal to readily, currently and accurately determine the LIBOR Base Rate, or the LIE30R Base Rate no longer currently and accurately reflects the interest rates for obligations of a term and amount similar to the Series D Notes, then the Series D Required Holders shall forthwith give notice thereof to the Company and the Calculation Agent. The Series D Required Holders shall select a substitute interest rate and margin intended to match, as closely as reasonably possible, the general level of the Eurodollar Interest Rate, subject to the Company's agreement, which shall not be unreasonably withheld. With respect to any applicable Interest Period for which such substitute interest rate shall have not been agreed upon on or prior to the Interest Rate Redetermination Date in respect of such Interest Period, the outstanding principal balance of the Series D Notes shall bear interest at the Alternate Interest Rate, determined by the Calculation Agent as of such Interest Rate Redetermination Date upon the written request of the Company or the Series D Required Holders.

                  (b) SUBSTITUTED INTEREST RATE. If, after the Interest Rate Redetermination Date in respect of any Interest Period, a substituted interest rate for such Interest Period shall have been agreed upon, and the Calculation Agent shall have been notified (by the Series D Required Holders or the Company) in writing of such substituted interest rate, then such substituted interest rate shall be retroactive to and effective from the first day of such Interest Period and shall replace the Alternate Interest Rate. In such event, each reference herein and in the Series D Notes to the "Eurodollar Interest Rate" shall be deemed thereafter to be a reference to such substituted interest rate and, subject to Section 9.3(d) and Section 9.4, such substituted interest rate shall thereafter be determined by the Calculation Agent in accordance with the terms hereof.

                  (c) DETERMINATIONS. Each determination of the Alternate Interest Rate or any substituted interest rate by the Calculation Agent pursuant to the provisions of this Agreement shall be conclusive and binding on the holders of Series D Notes and the Company, in the absence of manifest error. In the case of manifest error, either any holder of Series D Notes or the Company may object to such quoted Alternate Interest Rate or such other substituted interest rate by written notice delivered to the Company and the holders of Series D Notes detailing the reasons for such objection. Upon delivery of any such notice of objection the holders of Series D Notes and the Company shall cooperate to promptly determine the correct Alternate Interest Rate or such other substituted interest rate and the resultant agreed-upon interest rate shall be the Eurodollar Interest Rate for such Interest Period.

                  (d) MODIFICATIONS. Without limiting the obligations of the Company under Section 16, to the extent that the substitution of any substituted interest rate for "Eurodollar Interest Rate" shall require the execution and delivery of any amendments, modifications, supplements, or additional instruments or other documents, the Company, at its sole expense, shall execute and deliver all of the same.

         9.4      REINSTATEMENT OF EURODOLLAR INTEREST RATE.

         If there has been at any time an interest rate substituted for the Eurodollar Interest Rate in accordance with Section 9.3 and thereafter, in the Series D Required Holders' determination, the circumstances causing such substitution have ceased to exist, then the Series D Required Holders shall promptly notify in writing the Company and the Calculation Agent of such cessation, and on the then next succeeding Interest Rate Redetermination Date, the Eurodollar Interest Rate shall be determined as provided in Section 9.2. The provisions of Section 9.3 shall generally continue to be effective in respect of such reinstated Eurodollar Interest Rate.

         9.5      ILLEGALITY.

         Any other provision in this Agreement notwithstanding, in the event that any federal, state, local or foreign law or any governmental rule, regulation, treaty, policy, guideline or directive in respect thereof shall make it unlawful for any holder of Series D Notes to maintain its eurodollar funding of such Series D Notes, then the rate of interest borne by such Series D Notes shall automatically be converted from a rate based upon the Eurodollar Interest Rate to a rate based upon the Alternate Interest Rate on the earlier of (a) the last day of the then current Interest Period and (b) immediately upon notification from such holder, and each reference to the "Eurodollar Interest Rate" for such holder shall be deemed a reference to the "Alternate Interest Rate."

         9.6      BREAKAGE COSTS.

         The Company shall compensate each holder of Series D Notes, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such holder to fund all or any portion of its Series D Notes; all of such losses, expenses and liabilities are referred to herein with respect to any holder of a Series D Notes as such holder's "BREAKAGE COSTS") which such holder may sustain: (a) if any repayment in respect of such Series D Note or Notes is made on a date which is not the last day of an Interest Period (whether or not such repayment is required by the terms of any provision of this Agreement) or (b) as a consequence of any other default by the Company to repay any amount due and owing under such Series D Note or Notes when required by the terms hereof. The obligations of the Company under this Section 9.6 shall survive payment of the Series D Notes and the termination of this Agreement.

10.      AFFIRMATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

         10.1     COMPLIANCE WITH LAW.

         The Company will, and will cause each Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, PROVIDED that, for so long as the Full Collateral Release Event shall not have occurred, nothing in this Section
10.1 shall affect or reduce the obligations of the Company under section 4 of the Collateral Trust Indenture with respect to the Collateral.

         10.2     INSURANCE.

         The Company will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated, PROVIDED that, for so long as the Full Collateral Release Event shall not have occurred, nothing in this Section 10.2 shall affect or reduce the obligations of the Company under section 4 of the Collateral Trust Indenture with respect to the Collateral.

         10.3     MAINTENANCE OF PROPERTIES.

         The Company will, and will cause each Subsidiary to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, PROVIDED that (a) this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or, in the case of any Designated Facility, have a material adverse effect on the operations or value of such Designated Facility and (b) for so long as the Full Collateral Release Event shall not have occurred, nothing in this Section
10.3 shall affect or reduce the obligations of the Company under section 4 of the Collateral Trust Indenture with respect to the Collateral.

         10.4     PAYMENT OF TAXES AND CLAIMS.

         The Company will, and will cause each Subsidiary to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary (including, without limitation, mechanic's liens), PROVIDED that (a) neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or such Subsidiary, as the case may be, has established adequate reserves therefor in accordance with

GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect and (b) for so long as the Full Collateral Release Event shall not have occurred, nothing in this Section 10.4 shall affect or reduce the obligations of the Company under section 4 of the Collateral Trust Indenture with respect to the Collateral.

         10.5     EXISTENCE, ETC.

                  (a) Subject to Section 11.2, the Company will at all times preserve and keep in full force and effect its status as a corporation operating on a cooperative basis under applicable law, PROVIDED that the Company, upon not less than 30 days (nor more than 60 days) prior written notice to the holders of Notes, may change such status to a corporate, limited liability company or other entity existence if, but only if, after such change (and after giving effect thereto)

                           (i) no Default or Event of Default would exist,

                           (ii) neither the Company nor any Subsidiary shall
                  have incurred any materially adverse federal, state or local income tax consequences as a result of such change,

                           (iii) the treatment of the Company and any Subsidiary
                  under applicable federal, state and local income tax law after such change shall not be materially more adverse to the Company and its Subsidiaries than such treatment prior to such change, and

                           (iv) the Company will continue to operate in a
                  "cooperative nature," including, without limitation, (A) having the ability to allocate losses to its equity holders in substantially the same manner as it could allocate losses to its members and patrons prior to such change and (B) having the ability, either contractually or pursuant to its organic documents, to cause its members to sell corn to the Company pursuant to a stipulated price structure or arrangement and to reduce the prices at which such purchases are made in order to allocate or subsidize losses of the Company, PROVIDED that in no case shall this clause (iv) require, or be construed to require, that the Company maintain its current system of allocating earnings on a patronage basis.

         A Senior Financial Officer shall deliver a certificate to each holder of Notes confirming the satisfaction of the requirements of clauses (i) through (iv) above contemporaneously with the effecting of such change and the Company shall execute and deliver to each holder of Notes and, if required by applicable law, cause to be recorded in the appropriate registry or recording office, contemporaneously with the effecting of such change, its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements, the Notes and the other Financing Documents to which it is a party and shall cause to be delivered, contemporaneously with the effecting of such change, to each holder of any Notes (x) an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof and as to the tax law matters specified in clauses (ii), (iii) and (iv) above and (y) an opinion of independent certified public accountants of recognized national standing as to the accounting and tax-calculation matters specified in clauses (ii), (iii) and (iv) above.

                  (b) After effecting any change referred to in clause (a) above, the Company will at all times preserve and keep in full force and effect, subject to Section 11.2, the corporate, limited liability company or other entity existence resulting from such change.

                  (c) Subject to Section 11.2 and clause (a) above, the Company will maintain all of its rights and franchises.

                  (d) Subject to Section 11.2 and Section 11. 10, the Company will at all times preserve and keep in full force and effect (i) the corporate (or other entity) existence of each Subsidiary and (ii) the rights and franchises of each Subsidiary unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such existence, right or franchise of any Subsidiary could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         10.6     HEDGING

         The Company will follow the hedging policies and strategies established by its board of directors from time to time which hedging policies and strategies shall be consistent with prudent business practices. Upon the written request of any holder of Notes, the Company will deliver a copy of said policies and strategies.

         10.7     ARCHER DANIELS MIDLAND COMPANY

         The Company will, on or prior to April 1, 1998, create written operational policies and standards (the "ADM POLICIES AND STANDARDS") in respect of its relationship with Archer Daniels Midland Company in light of the investment in the Company made by Archer Daniels Midland Company, as described in Section 4.20, for the purposes of assuring that the Company complies with and follows all laws, ordinances or governmental rules or regulations that may be applicable to such relationship. Reasonably promptly after the creation of the ADM Policies and Standards, the Company shall deliver a copy of the same to each holder of Notes.

11.      NEGATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

         11.1     TRANSACTIONS WITH AFFILIATES.

         The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than a Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

         11.2     MERGER, CONSOLIDATION, ETC.

         The Company will not, and will not permit any Subsidiary to, consolidate or merge with or into any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person (except that any Subsidiary may consolidate or merge with or into, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, the Company or any other Subsidiary), PROVIDED that the foregoing restrictions do not apply to

                  (a) the consolidation or merger of the Company with or into, or the conveyance, transfer or lease of substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

                           (i) the successor formed by such consolidation or the
                  survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be (the "SUCCESSOR COMPANY"), shall be a solvent cooperative, corporation, limited liability company or general partnership organized and existing under the laws of the United States of America or any State thereof (including, without limitation, the District of Columbia) and, if the Successor Company is not a cooperative, the Company shall have complied with the requirements of Section 10.5(a);

                           (ii) if the Company is not the Successor Company,
                  such Successor Company shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements, the Notes and the other Financing Documents to which it (or the Company) is (or was) a party, the Successor Company shall have taken valid title to each of the Designated Facilities (subject to the provisions of each Financing Document) and the Successor Company shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

                           (iii) immediately after giving effect to such
                  transaction (x) no Default or Event of Default would exist and
                  (y) the Company would be in compliance with the provisions of
                  Section 11.5 (assuming that the date of any determination under this clause (iii) were the end of a fiscal quarter of the Company).

                  (b) No such conveyance, transfer or lease of substantially all of the assets of the Company under this Section 11.2 shall have the effect of releasing the Company or any Successor Company from its liability under this Agreement, the Notes or the other Financing Documents.

         11.3     LINE OF BUSINESS.

         The Company will not, and will not permit any Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Company and the Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and the Subsidiaries, taken as a whole, are engaged on the date of Closing as described in the Memorandum.

         11.4     ADJUSTED TOTAL MEMBER EQUITIES.

         The Company will not, as of the end of any fiscal quarter of the Company, permit Adjusted Total Member Equities to be less than the Minimum Equity Amount at such time.

                  As used herein, "MINIMUM EQUITY AMOUNT" means, at any time, the SUM of

                  (a) $270,000,000, PLUS

                  (b) an aggregate amount equal to 20% of Consolidated Net Earnings (but only if a positive number) for each completed fiscal year of the Company the last day of which falls within an ATME Gross-Up Period.

         11.5     LIMITATION ON FUNDED DEBT.

         The Company will not, as of the end of any fiscal quarter of the Company, permit the ratio of Consolidated Funded Debt at such time to Consolidated Capitalization at such time to exceed

                  (a) if such fiscal quarter ends on or before June 30, 2000, then 0.60:1.0 and

                  (b) if such fiscal quarter ends after June 30, 2000, then 0.55:1.0.

         11.6     CURRENT RATIO.

         The Company will not at any time permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities to be less than 1.1 to 1.0.

         11.7     LIENS IN RESPECT OF COLLATERAL.

         At all times prior to the occurrence of the Full Collateral Release Event, the Company will not, and will not permit any Subsidiary to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property that at such time constitutes Collateral, whether now owned or held or hereafter acquired, or any income or profits therefrom or assign or otherwise convey any right to receive such income or profits, provided that the foregoing restriction and limitation shall not apply to:

                  (a) Liens created with respect to the Collateral pursuant to the Financing Documents;

                  (b) Liens existing on the Collateral on the date of Closing and set forth as "Permitted Exceptions" in the Mortgages;

                  (c) Liens created with respect to the Collateral

                           (i) arising from judicial attachments and judgments,

                           (ii) securing appeal bonds or supersedes bonds, or

                           (iii) arising in connection with court proceedings
                  (including, without limitation, surety bonds and letters of credit or any other instrument serving a similar purpose),

         PROVIDED that (1) the execution or other enforcement of such Liens is effectively stayed, (2) the claims secured thereby are being actively contested in good faith and by appropriate proceedings, (3) adequate book reserves shall have been established and maintained with respect thereto in accordance with GAAP, (4) such Liens do not materially impair the use OF the property subject thereto or materially impair the value or marketability of such property and (5) the requirements of section 4.8 of the Collateral Trust Indenture with respect to the claim secured thereby have been satisfied; and

                  (d) Liens in respect of such property that are permitted pursuant to section 3.2(c), section 4.5 and section 4.8 of the Collateral Trust Indenture.

         11.8     LIENS.

         At all times upon and following the occurrence of the Full Collateral Release Event, the Company will not, and will not permit any Subsidiary to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom or assign or otherwise convey any right to receive such income or profits, PROVIDED that the foregoing restrictions and limitations shall not apply to:

                  (a) (i) Liens for taxes, assessments or other governmental charges the payment of which is not at the time required by
                  Section 10.4, and

                           (ii) statutory Liens of landlords and Liens of
                  carriers, warehousemen, mechanics, materialmen, inventory suppliers and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due or the payment of which is not at the time required by Section 10.4;

                  (b) Liens

                           (i) arising from judicial attachments and judgments,

                           (ii) securing appeal bonds or supersedes bonds, or

                           (iii) arising in connection with court proceedings
                  (including, without limitation, surety bonds and letters of credit or any other instrument serving a similar purpose),

         PROVIDED that (1) the execution or other enforcement of such Liens is effectively stayed, (2) the claims secured thereby are being actively contested in good faith and by appropriate proceedings and (3) adequate book reserves shall have been established and maintained with respect thereto in accordance with GAAP;

                  (c) Liens incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or
         (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property, and which Liens do not, in the aggregate, materially impair the use of the property subject thereto in the operation of the business of the Company and the Subsidiaries taken as a whole, or the value of such property for the purposes of such business;

                  (d) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company and the Subsidiaries, PROVIDED that such Liens do not, in the aggregate, materially detract from the value of such property;

                  (e) Liens existing at the time of the occurrence of the Full Collateral Release Event but not incurred in anticipation thereof;

                  (f) Liens renewing, extending or replacing Liens permitted by clause (e) above, PROVIDED that all of the following conditions are satisfied:

                           (i) no such new Lien shall extend to any property of
                  the Company or any Subsidiary other than property already encumbered by the existing Lien being so renewed or replaced,

                           (ii) the principal amount of the underlying
                  obligation secured by such existing Lien outstanding at the time of such renewal or replacement shall not be increased in connection with such renewal or replacement, and

                           (iii) such new Lien is being incurred in connection
                  with the refinancing of the property subject to such existing Lien, which refinancing is also permitted under this Agreement;

                  (g) Liens on property or assets of any Subsidiary securing Debt owing to the Company or any other Subsidiary;

                  (h) Liens created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereon) acquired or constructed by the Company or any Subsidiary, PROVIDED that all of the following conditions are satisfied:

                           (i) any such Lien shall extend solely to the item or
                  items of such property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon),

                           (ii) the principal amount of the Debt secured by any
                  such Lien shall at no time exceed an amount equal to the lesser of (A) the cost to such Person of the property (or improvement thereon) so acquired or constructed and (B) the Fair Market Value (as determined in good faith by the Company) of such property (or improvement thereon) at the time of such acquisition or construction, and

                           (iii) any such Lien shall be created
                  contemporaneously with, or within 180 days after, the acquisition or construction of such property;

                  (i) Liens existing on property of a Person immediately prior to its being consolidated with or merged into the Company or any Subsidiary or immediately prior to its becoming a Subsidiary, or any Lien existing on any property acquired by any the Company or any Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), PROVIDED that

                           (i) no such Lien shall have been created or assumed
                  in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property,

                           (ii) each such Lien shall extend solely to the item
                  or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property, and

                           (iii) the principal amount of the Debt secured by any
                  such Lien shall at no time exceed an amount equal to the Fair Market Value (as determined in good faith by the Company) of such property (or improvement thereon) at the time of such consolidation, merger, becoming a Subsidiary or acquisition; and

                  (j) any Lien (other than a Lien permitted under clause (a) through clause (i) above) securing any Debt of the Company or any Subsidiary, which Debt, as of the date of the creation of such Lien, does not exceed the remainder of

                           (i) 15% of Total Member Equities, determined as of
                  the end of the most recently ended fiscal quarter of the Company, MINUS

                           (ii) the sum (without duplication) of (A) the
                  aggregate principal amount of all Subsidiary Debt outstanding as of the date of creation of such Lien PLUS (B) the total amount of all other secured Debt outstanding as of the date of creation of such Lien and previously incurred under this clause (j).

At any time after the occurrence of the Full Collateral Release Event, no Lien permitted under Section 11.8(e), Section 11.8(f), Section 11.8(g), Section 11.8(h) or Section 11.8(j) shall encumber any account receivable or inventory of the Company (as such terms are defined in the Uniform Commercial Code of the State of New York).

         The holders of Notes acknowledge that the Collateral Trustee, as is provided for in section 7.1 of the Collateral Trust Indenture, may not have delivered releases, termination statements or satisfaction pieces to the Company or the Subsidiaries in respect of all of the Liens in and to the Collateral upon the occurrence of the Full Collateral Release Event. To the extent that any such Lien shall not be so terminated, released or otherwise satisfied, such Lien shall be deemed to be otherwise permitted under this Section 11.8. Nothing in this paragraph shall excuse or grant any additional grace period to the Collateral Trustee in connection with its responsibility to so release, terminate or satisfy such Liens.

         11.9     INCURRENCE OF SUBSIDIARY DEBT

         At all times upon and following the occurrence of the Full Collateral Release Event, the Company will not permit any Subsidiary to create, incur or become liable in respect of any Debt, PROVIDED that the foregoing restriction and limitation shall not apply to any Debt

                  (a) owing to the Company or any other Subsidiary or

                  (b) the principal amount of which, as of the date of the creation or incurrence thereof, does not exceed the remainder of

                           (i) 15% of Total Member Equities, determined as of
                  the end of the most recently ended fiscal quarter of the Company, MINUS

                           (ii) the sum (without duplication) of (A) the total
                  amount of all other Debt outstanding that is secured by Liens permitted under clause (j) of Section 11.8 and (B) the aggregate principal amount of all Subsidiary Debt then outstanding.

         11.10    SALE OF ASSETS, ETC.

         The Company will not, and will not permit any Subsidiary to, make any Transfer, PROVIDED that the foregoing restriction does not apply to a Transfer if:

                  (a) the property that is the subject of such Transfer constitutes either (i) inventory held for sale or (ii) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company and the Subsidiaries or that is obsolete, and, in each case, such Transfer is in the ordinary course of business;

                  (b) such Transfer is from a Subsidiary to the Company or a Wholly-Owned Subsidiary;

                  (c) such Transfer is subject to Section 11.2 and satisfies the requirements thereof;

                  (d) such Transfer is an issuance by the Company of (i) directors' qualifying capital stock or other similar equity interests or (ii) common stock, units of equity participation or other similar equity interests to members or patrons; or

                  (e) such Transfer is not a Transfer described in clause (a) through clause (d) above (each such Transfer under this clause (e) is referred to as a "BASKET TRANSFER"), and all of the following conditions shall have been satisfied with respect to such Transfer:

                           (i) in the good faith opinion of the Company, the
                  Transfer is in exchange for consideration with a Fair Market Value at least equal to that of the property exchanged, and is in the best interests of the Company,

                           (ii) immediately after giving effect to such Transfer
                  (x) no Default or Event of Default would exist and (y) the Company would be in compliance with the provisions of Section
                  11.5 (assuming that the date of any determination under this clause (ii) were the end of a fiscal quarter of the Company), and

                           (iii) immediately after giving effect to such
                  Transfer,

                                    (A) the book value of all property that was
                           the subject of each Basket Transfer occurring in the then current fiscal year of the Company would not exceed 10% of Consolidated Total Assets as of the end of the then most recently ended fiscal quarter of the Company, and

                                    (B) the book value of all property that was
                           the subject of each Basket Transfer occurring on or after the date of Closing would not exceed 25% of Consolidated Total Assets as of the end of the then most recently ended fiscal quarter of the Company.

                           If the Net Proceeds Amount for any Basket Transfer is
                  applied to a Debt Offered Prepayment Application and/or is applied to, or committed in writing to, a Property Reinvestment Application, in each case within 270 days after the consummation of such Transfer (and, in the case of any such commitment, such Property Reinvestment Application is actually consummated within 90 days after the expiration of such 270 day period), then, as of the date the Net Proceeds Amount, if any, is so applied, such Basket Transfer shall be deemed not to be a "Basket Transfer" for purposes of this clause (e).

         For purposes of determining the book value of any property that is the subject of a Transfer, such book value shall be the net book value of such property, as determined in accordance with GAAP, at the time of the consummation of such Transfer, PROVIDED that, in the case of a Transfer of any capital stock or other equity interests of a Subsidiary, the book value thereof shall be deemed to be an amount equal to

                  (x) the remainder (determined after eliminating all intercompany transactions, assets and liabilities in accordance with
         GAAP) of

                           (1) the book value of the total net assets of such
                  Subsidiary LESS

                           (2) the liabilities of such Subsidiary TIMES

                  (y) a percentage that is equal to the percentage of total equity interests of such Subsidiary attributable to the capital stock or other equity interest being so Transferred.

Notwithstanding the foregoing, (aa) the Company will not make any Transfer of any property constituting Collateral unless expressly permitted by the Collateral Trust Indenture or by the Mortgage applicable to such Collateral and
(bb) neither the Company nor any Subsidiary will make any Transfer of any of its accounts receivable other than in connection with a Transfer permitted under clauses (b) or (c) of this Section 11.10. Nothing in this Section 11.10 shall apply to the granting of any security interest or Lien in any property of the Company or any Subsidiary otherwise permitted to be granted under this Agreement.

         11.11    CERTAIN DISTRIBUTIONS.

         The Company will not make any value-added payments or other distribution of cash, cash equivalents or similar property in respect of its capital stock, patronage equities, units of equity participation or other equity interests to its members or patrons at any time during the existence of a Default or an Event of Default or if, after giving effect thereto, a Default or an Event of Default would exist.

         11.12    INTEREST COVERAGE.

         Following the occurrence of the Full Collateral Release Event, the Company will not, as of the end of any fiscal quarter of the Company, permit the ratio of Consolidated EBITDA to Consolidated Interest Expense to be less than 1.5:1.0 for the period of the then most recently ended 8 fiscal quarters of the Company; PROVIDED that a failure to comply with this covenant will not constitute a Default or an Event of Default unless such failure continues for 2 consecutive fiscal quarters of the Company.

         11.13    AMENDMENTS TO CERTAIN ADM AGREEMENTS.

         The Company shall not make or consent to any amendment to the ADM Transaction Agreement or the ADM Stockholder Agreement if such amendment would result in a Default or an Event of Default. Without the prior written consent of the Required Holders (which consent will not be unreasonably withheld), the Company will not permit the non-voting units of equity participation acquired by Archer Daniels Midland Company pursuant to the ADM Transaction Agreement to be converted to voting units of equity participation or to permit such non-voting units of equity participation to otherwise be granted common stock voting rights in respect of the Company.

12.      EVENTS OF DEFAULT.

         An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b) the Company defaults in the payment of any interest on any Note or any Breakage Costs for more than 5 Business Days after the same becomes due and payable; or

                  (c) the Company defaults in the performance of or compliance with any term contained in any of Section 10.2, Section 11.2, Section
         11.4 through Section 11.13, inclusive, or Section 7.1 (d); or

                  (d) the Company defaults in the performance of or compliance with any term contained herein or in any other Financing Document (other than those referred to in paragraphs (a), (b), (c) and (k) of this Section 12) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note or the Collateral Trustee (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 12), PROVIDED that the occurrence of any "event of default" under, and as defined in, the Collateral Trust Indenture or any Mortgage shall, after the expiration of any grace period in respect thereof as provided for therein, be deemed to be an Event of Default under this clause (d) (without giving effect to any grace period provided in this Section 12(d)); or

                  (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement, any other Financing Document or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

                  (f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any indebtedness (other than Debt under this Agreement and the Notes) beyond any period of grace provided with respect thereto, that individually or together with such other indebtedness as to which any such failure exists has an aggregate outstanding principal amount of at least $10,000,000, or

                           (ii) the Company or any Subsidiary is in default in
                  the performance of or compliance with any term of any evidence of any indebtedness (other than indebtedness under this Agreement and the Notes), that individually or together with such other indebtedness as to which any such failure exists has an aggregate outstanding principal amount of at least $10,000,000, or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such indebtedness has become, or has been declared (or one or more Persons are entitled to declare such indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or

                           (iii) as a consequence of the occurrence or
                  continuation of any event or condition (other than the passage of time or the right of the holder of indebtedness to convert such indebtedness into equity interests),

                                    (A) the Company or any Subsidiary has become
                           obligated to purchase or repay indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000, or

                                    (B) one or more Persons have the right to
                           require the Company or any Subsidiary to purchase or repay such indebtedness; or

                  (g) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property,
         (v) is adjudicated as insolvent or to be liquidated, or (vi) takes cooperative or corporate action for the purpose of any of the foregoing; or

                  (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by any the Company or any Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any Subsidiary or with respect to any substantial part of the property of the Company or any Subsidiary, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Subsidiary, or any such petition shall be filed against the Company or any Subsidiary and such petition shall not be dismissed within 60 days; or

                  (i) a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 are rendered against the Company or any one or more Subsidiaries and which judgments are not, within 60 days (or such lesser period of time as applicable law allows a judgment creditor to levy on the assets of the Company and such Subsidiaries) after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days (or such lesser period of time as applicable law allows a judgment creditor to levy on the assets of the Company and such Subsidiaries) after the expiration of such stay; or

                  (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code,

                           (ii) a notice of intent to terminate any Plan shall
                  have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings,

                           (iii) the aggregate "amount of unfunded benefit
                  liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $5,000,000,

                           (iv) the Company or any ERISA Affiliate shall have
                  incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans,

                           (v) the Company or any ERISA Affiliate withdraws from
                  any Multiemployer Plan, or

                           (vi) the Company or any Subsidiary establishes or
                  amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or such Subsidiary thereunder;

         and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

                  (k) any Financing Document creating or granting a security interest or Lien in and to the Collateral in favor of the Collateral Trustee shall cease to be in full force and effect, except as otherwise permitted or provided for under the terms of the Financing Documents, or the Company shall deny or disaffirm the validity of any such security interest or Lien.

As used in Section 12(j), the terms "EMPLOYEE BENEFIT PLAN" and "EMPLOYEE WELFARE BENEFIT PLAN" shall have the respective meanings assigned to such terms in section 3 of ERISA.

13.      REMEDIES ON DEFAULT, ETC.

         13.1     ACCELERATION.

                  (a) If an Event of Default with respect to the Company described in paragraph (g) or paragraph (h) of Section 12 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                  (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 35% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

                  (c) If any Event of Default described in paragraph (a) or (b) of Section 12 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

         Upon any Notes becoming due and payable under this Section 13.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, PLUS (x) all accrued and unpaid interest thereon and (y) with respect to Fixed Rate Notes of each Series, the Fixed Rate Make-Whole Amount determined in respect of such Series and such principal amount (to the full extent permitted by applicable law), PLUS (z) with respect to the Series D Notes, the Series D Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law) and all Breakage Costs in respect of such Notes (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

         13.2     OTHER REMEDIES.

         If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 13.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. The holders of Notes shall have all of the rights and remedies in favor of, or for the benefit of, such holders under the Collateral Trust Indenture and the other Financing Documents in respect of the Collateral, it being expressly understood that no such right or remedy is intended to be exclusive of any other right or remedy; but each and every right and remedy shall be cumulative and shall be in addition to every other right and remedy given herein, in any other Financing Document or now or hereafter existing at law or in equity or by statute or otherwise, and may be exercised, or caused to be exercised, from time to time as is provided in the Collateral Trust Indenture and such other Financing Documents.

         13.3     RESCISSION.

         At any time after any Notes have been declared due and payable pursuant to clause (b) or clause (c) of Section 13.1 the holders of more than 65% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal due and payable on any Notes other than by reason of such declaration, and all interest on such overdue principal, if any, all Breakage Costs, if any, and any Make-Whole Amount that is due and payable in respect of the Notes other than by reason of such declaration and any interest thereon and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Series A Default Rate, Series B Default Rate, Series C Default Rate or Series D Default Rate, as the case may be, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 18, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section
13.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

         13.4     NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

         No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 16, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 13, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

14.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

         14.1     REGISTRATION OF NOTES.

         The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an

Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

         14.2     TRANSFER AND EXCHANGE OF NOTES.

         Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note and of the same Series as such surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1A, Exhibit 1B, Exhibit 1C or Exhibit 1D, as the case may be. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, PROVIDED that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in
Section 6.2, PROVIDED that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a violation under Section 406(a) of ERISA (or any successor provision thereto or any of the rules or regulations promulgated in connection therewith).

         14.3     REPLACEMENT OF NOTES.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                  (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (PROVIDED that if the holder of such Note is, or is a nominee for, an original purchaser or a Qualified Institutional Buyer, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                  (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

15.      PAYMENTS ON NOTES.

         15.1     PLACE OF PAYMENT.

         Subject to Section 15.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Marshall, Minnesota at the principal office of the Company in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either a principal office of the Company in the United States or a principal office of a bank or trust company in the United States.

         15.2     HOME OFFICE PAYMENT.

         So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 15.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, make-Whole Amount, if any, Breakage Costs, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 15.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes of the same Series as such surrendered Note pursuant to Section 14.2. The Company will afford the benefits of this Section 15.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this
Section 15.2.

16.      EXPENSES, ETC.

         16.1     TRANSACTION EXPENSES.

         Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel (and, if reasonably required, local or other counsel) for all of the holders of Notes) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes or the other Financing Documents (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes or the other Financing Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or the other Financing Documents, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Notes or by the other Financing Documents, (c) all transfers, stamp, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement, the Notes or the other Financing Documents or any other document referred to herein or therein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Financing Document or any other document referred to therein, and (d) all costs, expenses and other charges in respect of title insurance and surveys procured with respect to the Liens created pursuant to the Mortgage. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you). The Company will pay all of the costs, expenses and fees of the Collateral Trustee as provided for in the Collateral Trust Indenture.

         16.2     SURVIVAL.

        The obligations of the Company under this Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes or the other Financing Documents, and the termination of this Agreement and the other Financing Documents.

17.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein and in the other Financing Documents shall survive the execution and delivery of this Agreement, the Notes and the other Financing Documents, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or the other Financing Documents shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and the other Financing Documents embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

18.      AMENDMENT AND WAIVER.

         18.1     REQUIREMENTS.

         This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of any of Sections 1, 2, 3, 4, 5, 6 and 22, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 13 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or change the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver or which are required to make any determination or take or consent to any other action under this Agreement or any other Financing Document, or (iii) amend any of Sections 8, 12(a), 12(b), 13, 18 and 21.

         18.2     SOLICITATION OF HOLDERS OF NOTES.

                  (a) SOLICITATION. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 18 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                  (b) PAYMENT. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or the other Financing Documents unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

         18.3     BINDING EFFECT, ETC.

         Any amendment or waiver consented to as provided in this Section 18 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

         18.4     NOTES HELD BY COMPANY, ETC.

         Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding,

Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

19.      NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

                  (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing,

                  (iii) if to the Collateral Trustee, to its address as provided in the Collateral Trust Indenture or

                  (iv) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the President and General Manager, telecopier: 507-537-2655 (confirmation phone number 507-537-2676), or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 19 will be deemed given only when actually received.

20.      REPRODUCTION OF DOCUMENTS.

         This Agreement and the other Financing Documents, and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

21.      CONFIDENTIAL INFORMATION.

         For the purposes of this Section 21, "CONFIDENTIAL INFORMATION" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or a Subsidiary, PROVIDED that such term does not include information that

                  (a) was publicly known or otherwise known to you prior to the time of such disclosure,

                  (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf,

                  (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary, or

                  (d) constitutes financial statements delivered to you under
         Section 7.1 that are otherwise publicly available.

You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, PROVIDED that you may deliver or disclose Confidential Information to:

                  (i) your directors, officers, trustees, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes),

                  (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 21,

                  (iii) any other holder of any Note other than a Competitor,

                  (iv) any Institutional Investor other than a Competitor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21),

                  (v) any Person other than a Competitor from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21),

                  (vi) any federal or state regulatory authority having jurisdiction over you,

                  (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or

                  (viii) any other Person to which such delivery or disclosure may be necessary or appropriate

                           (A) to effect compliance with any law, rule,
                  regulation or order applicable to you,

                           (B) in response to any subpoena or other legal
                  process,

                           (C) in connection with any litigation to which you
                  are a party, or

                           (D) if an Event of Default has occurred and is
                  continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement.

Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 21.

22.      SUBSTITUTION OF PURCHASER.

         You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 22), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section
22), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

23.      MISCELLANEOUS.

         23.1     SUCCESSORS AND ASSIGNS.

         All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

         23.2     PAYMENTS DUE ON NON-BUSINESS DAYS.

         Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Fixed Rate Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day, PROVIDED that, if such next succeeding Business Day shall fall in the next succeeding calendar month, such payment shall be made on the first Business Day preceding such date. Any payment of principal of, Make-Whole Amount in respect of, Breakage Costs in respect of or interest on any Series D Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day, PROVIDED that, if such next succeeding Business Day shall fall in the next succeeding calendar month, such payment shall be made on the first Business Day immediately preceding the date on which such payment would otherwise have been due.

         23.3     SEVERABILITY.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         23.4     CONSTRUCTION.

         Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         23.5     COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

         23.6     GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.




      [Remainder of page intentionally blank. Next page is signature page.]

            If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        MINNESOTA CORN PROCESSORS, INC.


                                        By  /s/ L. Daniel Thompson
                                           -------------------------------------
                                            Name: L. Daniel Thompson
                                            Title: President


The foregoing is hereby agreed to as of the date thereof.

AMERITAS LIFE INSURANCE CORP.
by Ameritas Investment Advisors, Inc., as Agent


By   /s/ Patrick J. Henry
   ---------------------------------------
     Name: Patrick J. Henry
     Title: Vice President - Fixed Income Securities


THE PAUL REVERE VARIABLE
ANNUITY INSURANCE COMPANY

By   /s/ James T. Rogers
   ---------------------------------------
     Name: James T. Rogers
     Title: Authorized Signatory


THE GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA


By   /s/ Raymond J. Henry
   ---------------------------------------
     Name: Raymond J. Henry
     Title: Second Vice President


FORT DEARBORN LIFE INSURANCE
COMPANY
by Guardian Asset Management Corp.


By   /s/ Jonathan C. Jankus
   ---------------------------------------
     Name: Jonathan C. Jankus
     Title: Managing Director

THE OHIO NATIONAL LIFE
INSURANCE COMPANY


By   /s/ Joseph P. Brom
   ---------------------------------------
     Name: Joseph P. Brom
     Title: Senior Vice President and Chief Investment Officer


PROVIDENTMUTUAL LIFE AND
ANNUITY COMPANY OF AMERICA


By   /s/ S.C. Lange
   ---------------------------------------
     Name: S.C. Lange
     Title: Vice President


PROVIDENT MUTUAL LIFE
INSURANCE COMPANY


By   /s/ S.C. Lange
   ---------------------------------------
     Name: S.C. Lange
     Title: Vice President


PROVIDENT MUTUAL LIFE
INSURANCE COMPANY - COVENANT


By   /s/ S.C. Lange
   ---------------------------------------
     Name: S.C. Lange
     Title: Vice President


CONNECTICUT GENERAL LIFE
INSURANCE COMPANY
By CIGNA Investments, Inc.


   By   /s/ Donald F. Rieger, Jr.
      ------------------------------------
        Name: Donald F. Rieger, Jr.
        Title: Managing Director


CONNECTICUT GENERAL LIFE
INSURANCE COMPANY, ON BEHALF
OF ONE OR MORE SEPARATE ACCOUNTS
By CIGNA Investments, Inc.


   By   /s/ Donald F. Rieger, Jr.
      ------------------------------------
        Name: Donald F. Rieger, Jr.
        Title: Managing Director

CIGNA PROPERTY AND CASUALTY
INSURANCE COMPANY
By CIGNA Investments, Inc.


   By   /s/ Donald F. Rieger, Jr.
      ------------------------------------
        Name: Donald F. Rieger, Jr.
        Title: Managing Director


LIFE INSURANCE COMPANY
OF NORTH AMERICA
By CIGNA Investments, Inc.


   By   /s/ Donald F. Rieger, Jr.
      ------------------------------------
        Name: Donald F. Rieger, Jr.
        Title: Managing Director


PACIFIC EMPLOYERS INSURANCE COMPANY
By CIGNA Investments, Inc.


   By   /s/ Donald F. Rieger, Jr.
      ------------------------------------
        Name: Donald F. Rieger, Jr.
        Title: Managing Director


JOHN HANCOCK MUTUAL
LIFE INSURANCE COMPANY


By   /s/ Phillip Peters
   ---------------------------------------
     Name: Phillip Peters
     Title: Senior Investment Officer


JOHN HANCOCK VARIABLE
LIFE INSURANCE COMPANY


By   /s/ Phillip Peters
   ---------------------------------------
     Name: Phillip Peters
     Title: Senior Investment Officer


MELLON BANK, N.A., SOLELY IN ITS CAPACITY
AS TRUSTEE FOR THE NYNEX MASTER TRUST, (AS
DIRECTED BY JOHN HANCOCK MUTUAL LIFE INSURANCE
COMPANY), AND NOT IN ITS INDIVIDUAL CAPACITY


By   /s/ Bernadette Rist
   ---------------------------------------
     Name: Bernadette Rist
     Title: Authorized Signatory

MELLON BANX, N.A., SOLELY IN ITS CAPACITY
AS TRUSTEE FOR THE LONG-TERM INVESTMENT TRUST,
(AS DIRECTED BY JOHN HANCOCK MUTUAL LIFE
INSURANCE COMPANY), AND NOT IN ITS INDIVIDUAL
CAPACITY


By   /s/ Bernadette Rist
   ---------------------------------------
     Name: Bernadette Rist
     Title: Authorized Signatory


GENERAL AMERICAN LIFE
INSURANCE COMPANY

By: Conning Asset Management Company


By   /s/ Douglas R. Koester
   ---------------------------------------
     Name: Douglas R. Koester
     Title: Senior Vice President
     Conning Asset Management Co.


RGA REINSURANCE COMPANY

By: Conning Asset Management Company


By   /s/ Douglas R. Koester
   ---------------------------------------
     Name: Douglas R. Koester
     Title: Senior Vice President
            Conning Asset Management Co.


COVA FINANCIAL SERVICES
LIFE INSURANCE COMPANY

By: Conning Asset Management Company


By   /s/ Douglas R. Koester
   ---------------------------------------
     Name: Douglas R. Koester
     Title: Senior Vice President
            Conning Asset Management Co.


ING (U.S.) CAPITAL CORPORATION


By   /s/ Sheila M. Greatrex
   ---------------------------------------
     Name: Sheila M. Greatrex
     Title: Senior Vice President

SUNAMERICA LIFE INSURANCE COMPANY


By   /s/ Yvonne Stevens
   ---------------------------------------
     Name: Yvonne Stevens
     Title: Authorized Agent


ANCHOR NATIONAL LIFE INSURANCE COMPANY


By   /s/ Yvonne Stevens
   ---------------------------------------
     Name: Yvonne Stevens
     Title: Authorized Agent


CALFARM LIFE INSURANCE COMPANY


By   /s/ Yvonne Stevens
   ---------------------------------------
     Name: Yvonne Stevens
     Title: Authorized Agent


PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY


By   /s/ Laurence P. Fleming
   ---------------------------------------
     Name: Laurence P. Fleming
     Title: Vice President


NORTHERN LIFE INSURANCE COMPANY


By   /s/ Gregory M. Anderson
   ---------------------------------------
     Name: Gregory M. Anderson
     Title: Assistant Treasurer


SECURITY CONNECTICUT LIFE INSURANCE COMPANY


By   /s/ Gregory M. Anderson
   ---------------------------------------
     Name: Gregory M. Anderson
     Title: Assistant Treasurer

WASHINGTON SQUARE ADVISERS
PRIVATE PLACEMENT TRUST FUND


By   /s/ Frank P. Pintens
   ---------------------------------------
     Name: Frank P. Pintens
     Title: Senior Vice President


GREAT NORTHERN INSURED
ANNUITY CORPORATION


By    /s/ William D. Koski
   ---------------------------------------
      Name: William D. Koski
      Title: Vice President


GENERAL ELECTRIC CAPITAL LIFE
ASSURANCE COMPANY OF NEW YORK


By   /s/ William D. Koski
   ---------------------------------------
     Name: William D. Koski
     Title: Vice President


THE VARIABLE ANNUITY LIFE INSURANCE
  COMPANY

               AND

THE FRANKLIN LIFE INSURANCE COMPANY

               AND

THE UNITED STATES LIFE INSURANCE COMPANY
  IN THE CITY OF NEW YORK

               AND

AMERICAN GENERAL LIFE INSURANCE COMPANY


By   /s/ Julia S. Tucker
   ---------------------------------------
     Name: Julia S. Tucker
     Title: Investment Officer

                                   SCHEDULE A









                                  SCHEDULE A-1

                                                                      Schedule A

                               LIST OF PURCHASERS

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

AMERITAS LIFE INSURANCE CORP.                   Series B       $2,000,000

(1)         All payments by wire transfer of
            immediately available funds to:

            First Bank Nebraska, NA
            ABA# 104-000-029
            Ameritas Life Insurance Corp.
            Acct # 1-494-0070-0188
            Re: Description of Note;
            Principal & Interest
            Breakdown

            with sufficient information to
            identify the source and application of
            such funds.

(2)         All notices of payments and written
            confirmations of such wire transfers:

            Ameritas Life Insurance
            Company
            5900 "O" Street
            Lincoln, NE 68510-2234
            Fax Number: (402) 467-6970
            Attn: James Mikus

(3)         All other communications:

            Ameritas Life Insurance
            Corp.
            5900 "O" Street
            Lincoln, NE 68510-2234
            Attn: James Mikus

Tax ID No.: 47-0098400

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

THE PAUL REVERE VARIABLE ANNUITY                Series B    $3,000,000
INSURANCE COMPANY

(Notes to be registered in the name of "CUDD & CO.")

(1)         All payments by wire transfer of
            immediately available funds to:

            CUDD & CO.
            c/o The Chase Manhattan Bank
            New York, NY
            ABA No. 021 000 021
            SSG Private Income Processing
            A/C #900-9-000200
            Custodial Account No. G06994

            Please reference:  Issuer
                               PPN
                               Coupon
                               Maturity
                               P=$
                               I=$

(2)         All notices of payments and written
            confirmations of such wire transfers:

            Provident Life and Accident
            Insurance Company
            Investment Department
            One Fountain Square
            Chattanooga, Tennessee 37402
            Telephone: (423) 755-1365
            Fax: (423) 755-3351

(3)         All other communications:

            Provident Life and Accident
            Insurance Company
            Investment Department
            One Fountain Square
            Chattanooga, Tennessee 37402
            Telephone: (423) 755-1365
            Fax: (423) 755-3351

Tax ID No.:  13-6022143 (CUDD & CO.)

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

THE GUARDIAN LIFE INSURANCE COMPANY             Series B    $5,000,000
OF AMERICA                                      Series B    $5,000,000
                                                Series B    $5,000,000
                                                Series B    $5,000,000
                                                Series B    $3,000,000

(Notes to be registered in the name of CUDD & CO.")

(1)         Payments by wire transfer of
            immediately available funds to:

            The Chase Manhattan Bank
            FED ABA No. 021 000 021
            CHASE/NYC/CTR/BNF
            A/C #900-9-000200

            Reference: The Guardian A/C
            #G05978 and the name and
            CUSIP for which payment
            is being made

(2)         Payments by check to:

            CUDD & CO.
            The Chase Manhattan Bank
            P.O. Box 1508
            Church Street Station
            New York, NY 10081

            Reference: The Guardian A/C
            #G05978 and the name and
            CUSIP for which payment
            is being made

(3)         All notices of payments and written
            confirmations of such wire transfers:

            The Guardian Life Insurance
            Company of America
            Attn: Investment Accounting
                  M-IA
            201 Park Avenue South
            New York, NY 10003
            Fax: (212) 677-9023

(4)         All other communications:

            The Guardian Life Insurance
            Company of America
            201 Park Avenue South
            New York, NY 10003
            Attn: Raymond J. Henry

            Investment Department 7B
            Fax: (212) 777-6715

(5)         Delivery of Securities:

            The Chase Manhattan Bank
            4 New York Plaza
            Ground Floor/Receive Window
            New York, NY 10081
            Reference: The Guardian Account

Tax ID No.:  13-6022143 (CUDD & CO.)

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

FORT DEARBORN LIFE INSURANCE COMPANY            Series B    $1,000,000

(Notes to be registered in the name of "VAR & CO.")

(1)         Payments by wire transfer of
            immediately available funds to:

            ABA #091000022
            First Bank Minneapolis
            For further credit to First
            Trust Illinois
            Account 1-801-21167365
            Wire Clearing Account 47300098
            Attn: A/C #78693302 Fort
                  Dearborn Life

(2)         All notices of payments and written
            confirmations of such wire transfers:

            Guardian Asset Management Corp.
            Fort Dearborn Life Insurance
            Company
            Fixed Income Securities
            201 Park Avenue South - 8B
            New York, NY 10003
            Inquires: Helaine Linder
                      (212) 598-8239

(3)         All other communications:

            Guardian Asset Management Corp.
            Fort Dearborn Life Insurance
            Company
            Fixed Income Securities
            201 Park Avenue South - 8B
            New York, NY 10003
            Inquires: Helaine Linder
                      (212) 598-8239

(4)         Delivery of Securities:

            First Trust N.A.
            Attn: Physical Unit Asset Settlement Services
            4th Floor
            180 East 5th Street
            St. Paul, MN 55101

Tax No.:  41-6026203

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

THE OHIO NATIONAL LIFE                          Series B    $7,000,000
INSURANCE COMPANY

(1)         Payments by wire transfer of
            immediately available funds to:

            Star Bank, N.A. (ABA #042-000013)
            5th & Walnut Streets
            Cincinnati, OH 45202
            For credit to The Ohio National
            Life Insurance Company's
            Account No. 910-275-7

            (identifying each payment as to
            issuer, security, principal and
            interest)

(2)         All notices of payments and written
            confirmations of such wire transfers:

            The Ohio National Life
            Insurance Company
            Post Office Box 237
            Cincinnati, OH 45201
            Attn: Investment Department

(3)         All other communications:

            The Ohio National Life
            Insurance Company
            Post Office Box 237
            Cincinnati, OH 45201
            Attn: Investment Department

(4)         Overnight deliveries to:

            The Ohio National Life
            Insurance Company
            1 Financial Way
            Cincinnati, OH 45242
            Attn: Investment Department

Tax ID No.:  31-0397080

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

PROVIDENTMUTUAL LIFE AND ANNUITY                Series B    $2,000,000
COMPANY OF AMERICA

(1)         Payments by wire transfer of
            immediately available funds to:

            PNC Bank
            Broad and Chestnut Streets
            Philadelphia, PA 19101
            ABA #031-000-053

            For credit to ProvidentMutual
            Life and Annuity Company
            of America
            Account #85-5075-4911

            (with sufficient information to
            identify the payer, the particular
            issue of Notes, and whether the
            payment is for principal, interest or
            premium)

(2)         All notices of payments and written
            confirmations of such wire transfers:

            ProvidentMutual Life and
            Annuity Company of America
            P.O. Box 1717
            Valley Forge, PA 19482-1717
            Attn: Securities Investment
                  Department
            Fax:  (610) 407-1322

            All notices and communications
            requiring overnight express delivery
            service:

            1205 Westlakes Drive
            Berwyn, PA 19312-2405
            Attention: Treasurer

(3)         All other communications:

            ProvidentMutual Life
            and Annuity Company of America
            P.O. Box 1717
            Valley Forge, PA 19482-1717
            Attn: Securities Investment
                  Department
            Fax:  (610) 407-1322

            All notices and communications
            requiring overnight express delivery
            service:

            1205 Westlakes Drive
            Berwyn, PA 19312-2405
            Attention: Treasurer

Tax ID No.:  23-1619082

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

PROVIDENT MUTUAL LIFE INSURANCE COMPANY         Series B    $5,000,000

(1)         Payments by wire transfer of
            immediately available funds to:

            PNC Bank
            Broad and Chestnut Streets
            Philadelphia, PA 19101
            ADA #031-000-053

            For credit to Provident
            Mutual Life Insurance
            Company
            Account #85-4084-2176

            (with sufficient information to
            identify the payer, the particular
            issue of Notes, and whether the
            payment is for principal, interest or
            premium)

(2)         All notices of payments and written
            confirmations of such wire transfers:

            Provident Mutual Life
            Insurance Company
            P.O. Box 1717
            Valley Forge, PA 19482-1717
            Attn: Securities Investment
                  Department
            Fax:  (610) 407-1322

            All notices and communications
            requiring overnight express delivery
            service:

            1205 Westlakes Drive
            Berwyn, PA 19312-2405
            Attention: Treasurer

(3)         All other communications:

            Provident Mutual Life
            Insurance Company
            P.O. Box 1717
            Valley Forge, PA 19482-1717
            Attn: Securities Investment
                  Department
            Fax:  (610) 407-1322

            All notices and communications
            requiring overnight express delivery
            service:

            1205 Westlakes Drive
            Berwyn, PA 19312-2405
            Attention: Treasurer

Tax ID No.:  23-0990450

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

PROVIDENT MUTUAL LIFE                           Series B    $2,000,000
INSURANCE COMPANY - COVENANT

(1)         Payments by wire transfer of
            immediately available funds to:

            PNC Bank
            Broad and Chestnut Streets
            Philadelphia, PA 19101
            ABA #031-000-053

            For credit to Provident
            Mutual Life Insurance
            Company - Covenant
            Account #85-4084-2176

            (with sufficient information to
            identify the payer, the particular
            issue of Notes, and whether the
            payment is for principal, interest or
            premium)

(2)         All notices of payments and written
            confirmations of such wire transfers:

            Provident Mutual Life
            Insurance Company - Covenant
            P.O. Box 1717
            Valley Forge, PA 19482-1717
            Attn: Securities Investment
                  Department
            Fax:  (610) 407-1322

            All notices and communications
            requiring overnight express delivery
            service:

            1205 Westlakes Drive
            Berwyn, PA 19312-2405
            Attention: Treasurer

(3)         All other communications:

            Provident Mutual Life
            Insurance Company - Covenant
            P.O. Box 1717
            Valley Forge, PA 19482-1717
            Attn: Securities Investment
                  Department
            Fax:  (610) 407-1322

            All notices and communications
            requiring overnight express delivery
            service:

            1205 Westlakes Drive
            Berwyn, PA 19312-2405
            Attention: Treasurer

Tax ID No.:  23-0990450

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

CONNECTICUT GENERAL LIFE                        Series A    $4,900,000
INSURANCE COMPANY                               Series A    $3,100,000
                                                Series B    $2,000,000

(Notes to be registered in the name of "CIG & CO.")

(1)         Payments by wire transfer of
            immediately available funds to:

            The Chase Manhattan Bank
            Chase NYC/CTR/
            BNF = CIGNA Private
            Placements
            A/C #9009001802
            ABA #021000021

            OBI = [name of company; description of
            security; interest rate, maturity
            date; PPN; due date and application
            (as among principal, premium and
            interest of the payment being made);
            contact name and phone]

(2)         Address for all notices in respect of
            payment and written confirmation of
            such wire transfer:

            CIG & Co.
            c/o CIGNA Investments, Inc.
            Attn: Securities Processing
                  S-309
            900 Cottage Grove Road
            Hartford, CT 06152-2309

            CIG & Co.
            c/o CIGNA Investments, Inc.
            Attn: Private Securities
                  S-307
            Operations Group
            900 Cottage Grove Road
            Hartford, CT 06152-2307
            Facsimile: 860-726-7203

            with a copy to:

            The Chase Manhattan Bank
            Private Placement Servicing
            P.O. Box 1508
            Bowling Green Station
            New York, New York 10081

            Attn: CIGNA Private
                  Placements
            Facsimile: 212-552-3107/1005

(3)         Address for all other communications
            and notices:

            CIG & Co.
            c/o CIGNA Investments, Inc.
            Attn: Private Securities
                  S-307
            Mary S. Law
            900 Cottage Grove Road
            Hartford, CT 06152-2307
            Facsimile: (860) 726-7203

(4)         Tax ID No.13-3574027

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

CONNECTICUT GENERAL LIFE                        Series A    $3,000,000
INSURANCE COMPANY, on behalf                    Series A    $3,000,000
of one or more separate accounts                Series A    $3,000,000
                                                Series B    $3,000,000

(Notes to be registered in the name of "CIG & Co.")

(1)         Payments by wire transfer of
            immediately available funds to:

            The Chase Manhattan Bank
            Chase NYC/CTR/
            BNF = CIGNA Private Placements
            A/C #9009001802
            ABA #021000021

            OBI = [name of company; description of
            security; interest rate, maturity
            date; PPN; due date and application
            (as among principal, premium and
            interest of the payment being made);
            contact name and phone]

(2)         Address for all notices in respect of
            payment and written confirmation of
            such wire transfer:

            CIG & Co.
            c/o CIGNA Investments, Inc.
            Attn: Securities Processing
                  S-309
            900 Cottage Grove Road
            Hartford, CT 06152-2309

            CIG & Co.
            c/o CIGNA Investments, Inc.
            Attn: Private Securities
                  S-307
            Operations Group
            900 Cottage Grove Road
            Hartford, CT 06152-2307
            Facsimile: 860-726-7203

            with a copy to:

            The Chase Manhattan Bank
            Private Placement Servicing
            P.O. Box 1508
            Bowling Green Station
            New York, New York 10081
            Attn: CIGNA Private Placements

            Facsimile:  212-552-3107/1005

(3)         Address for all other communications
            and notices:

            CIG & Co.
            c/o CIGNA Investments, Inc.
            Attn: Private Securities
                  S-307
            Mary S. Law
            900 Cottage Grove Road
            Hartford, CT 06152-2307
            Facsimile:  (860) 726-7203

(4)         Tax ID No. 13-3574027

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

CIGNA PROPERTY AND CASUALTY                     Series A    $3,000,000
INSURANCE COMPANY

(Notes to be registered in the name of "CIG & Co.")

(1)         Payments by wire transfer of
            immediately available funds to:

            The Chase Manhattan Bank
            Chase NYC/CTR/
            BNF = CIGNA Private Placements
            A/C #9009001802
            ABA #021000021

            OBI = [name of company; description of
            security; interest rate, maturity
            date; PPN; due date and application
            (as among principal, premium and
            interest of the payment being made);
            contact name and phone]

(2)         Address for all notices in respect of
            payment and written confirmation of
            such wire transfer:

            CIG & Co.
            c/o CIGNA Investments, Inc.
            Attn: Securities Processing
                  S-309
            900 Cottage Grove Road
            Hartford, CT 06152-2309

            CIG & Co.
            c/o CIGNA Investments, Inc.
            Attn: Private Securities
                  S-307
            Operations Group
            900 Cottage Grove Road
            Hartford, CT 06152-2307
            Facsimile: 860-726-7203

            with a copy to:

            The Chase Manhattan Bank
            Private Placement Servicing
            P.O. Box 1508
            Bowling Green Station
            New York, New York 10081
            Attn: CIGNA Private Placements
            Facsimile:  212-552-3107/1005

(3)         Address for all other communications
            and notices:

            CIG & Co.
            c/o CIGNA Investments, Inc
            Attn: Private Securities
                  S-307
            Mary S. Law
            900 Cottage Grove Road
            Hartford, CT 06152-2307
            Facsimile:  (860) 726-7203

(4)         Tax ID No. 13-3574027

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

LIFE INSURANCE COMPANY OF                       Series A    $3,000,000
NORTH AMERICA

(Notes to be registered in the name of "CIG & Co.")

(1)         Payments by wire transfer of
            immediately available funds to:

            The Chase Manhattan Bank
            Chase NYC/CTR/
            BNF = CIGNA Private Placements
            A/C #9009001802
            ABA #021000021

            OBI = [name of company; description of
            security; interest rate, maturity
            date; PPN; due date and application
            (as among principal, premium and
            interest of the payment being made);
            contact name and phone]

(2)         Address for all notices in respect of
            payment and written confirmation of
            such wire transfer:

            CIG & Co.
            c/o CIGNA Investments, Inc.
            Attn: Securities Processing
                  S-309
            900 Cottage Grove Road
            Hartford, CT 06152-2309

            CIG & Co.
            c/o CIGNA Investments, Inc.
            Attn: Private Securities
                  S-307
            Operations Group
            900 Cottage Grove Road
            Hartford, CT 06152-2307
            Facsimile: 860-726-7203

            with a copy to:

            The Chase Manhattan Bank
            Private Placement Servicing
            P.O. Box 1508
            Bowling Green Station
            New York, New York 10081
            Attn: CIGNA Private Placements
            Facsimile:  212-552-3107/1005

(3)         Address for all other communications
            and notices:

            CIG & Co.
            c/o CIGNA Investments, Inc.
            Attn: Private Securities
                  S-307
            Mary S. Law
            900 Cottage Grove Road
            Hartford, CT 06152-2307
            Facsimile:  (860) 726-7203

(4)         Tax ID No. 13-3574027

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

PACIFIC EMPLOYERS INSURANCE                     Series A    $2,000,000
COMPANY

(Notes to be registered in the name of "CIG & Co.")

(1)         Payments by wire transfer of
            immediately available funds to:

            The Chase Manhattan Bank
            Chase NYC/CTR/
            BNF = CIGNA Private Placements
            A/C #9009001802
            ABA #021000021

            OBI = [name of company; description of
            security; interest rate, maturity
            date; PPN; due date and application
            (as among principal, premium and
            interest of the payment being made);
            contact name and phone]

(2)         Address for all notices in respect of
            payment and written confirmation of
            such wire transfer:

            CIG & Co.
            c/o CIGNA Investments, Inc.
            Attn: Securities Processing
                  S-309
            900 Cottage Grove Road
            Hartford, CT 06152-2309

            CIG & Co.
            c/o CIGNA Investments, Inc.
            Attn: Private Securities
                  S-307
            Operations Group
            900 Cottage Grove Road
            Hartford, CT 06152-2307
            Facsimile: 860-726-7203

            with a copy to:

            The Chase Manhattan Bank
            Private Placement Servicing
            P.O. Box 1508
            Bowling Green Station
            New York, New York 10081
            Attn: CIGNA Private Placements
            Facsimile: 212-552-3107/1005

(3)         Address for all other communications
            and notices:

            CIG & Co.
            c/o CIGNA Investments, Inc.
            Attn: Private Securities
                  S-307
            Mary S. Law
            900 Cottage Grove Road
            Hartford, CT 06152-2307
            Facsimile:  (860) 726-7203

(4)         Tax ID No. 13-3574027

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

JOHN HANCOCK MUTUAL                             Series C    $19,000,000
LIFE INSURANCE COMPANY                          Series C    $16,000,000
                                                Series C    $ 2,000,000
                                                Series D    $14,000,000
                                                Series D    $ 8,000,000

(1)         Payments by wire transfer of
            immediately available funds to:

            BankBoston
            Boston, Massachusetts 02110
            ABA #011000390
            Account of:
            John Hancock Mutual Life
            Insurance Company Private
            Placement Collection Account
            Account No.: 541-55417
            On order of: [Name of
            Issuer], [PPN] [full name,
            interest rate and maturity
            date of the Notes or other
            obligations]

            Contemporaneous with the wire
            transfer, advice setting forth (1) the
            full name, interest rate and maturity
            date of the Notes or other
            obligations; (2) allocation of payment
            between principal and interest and any
            special payment; and (3) name and
            address of bank (or Trustee) from
            which wire transfer was sent, shall be
            delivered or mailed to:

            John Hancock Mutual Life
            Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attn: Securities Accounting
                  Division T-10

(2)         Address for all notices in respect of
            payment and written confirmation of
            such wire transfer:

            John Hancock Mutual Life
            Insurance Company
            John Hancock Place
            200 Clarendon Street

            Boston, MA 02117
            Attn: Securities Accounting
                  Division T-10

(3)         Address for all other communications:

            John Hancock Mutual Life
            Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attn: Bond and Corporate
                  Finance Dept. T-57

(4)         A copy of the foregoing notices
            relating to changes in issuer's name,
            address or principal place of business
            or location of collateral and a copy
            of any legal opinions shall be
            delivered or mailed to:

            John Hancock Mutual Life
            Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attn: Investment Law Division,
                  T-50

Tax ID No. 04-1414660

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

JOHN HANCOCK VARIABLE                           Series D    $3,000,000
LIFE INSURANCE COMPANY

(1)         Payments by wire transfer of
            immediately available funds to:

            BankBoston
            Boston, Massachusetts 02110
            ABA #011000390
            Account of:
            John Hancock Mutual Life
            Insurance Company Private
            Placement Collection Account
            Account #541-55417
            On order of: [Name of Issuer],
            [PPN] [full name, interest rate
            and maturity date of the Notes
            or other obligations]

            Contemporaneous with the wire
            transfer, advice setting forth (1) the
            full name, interest rate and maturity
            date of the Notes or other
            obligations; (2) allocation of payment
            between principal and interest and any
            special payment; and (3) name and
            address of bank (or Trustee) from
            which wire transfer was sent, shall be
            delivered or mailed to:

            John Hancock Mutual Life
            Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attn: Securities Accounting
                  Division T-10

(2)         Address for all notices in respect of
            payment and written confirmation of
            such wire transfer:

            John Hancock Mutual Life
            Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attn: Securities Accounting
                  Division T-10

(3)         Address for all other communications:

            John Hancock Mutual Life
            Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA, 02117
            Attn: Bond and Corporate
                  Finance Dept.T-57

(4)         A copy of the foregoing notices
            relating to changes in issuer's name,
            address or principal place of business
            or location of collateral and a copy
            of any legal opinions shall be
            delivered or mailed to:

            John Hancock Mutual Life
            Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attn: Investment Law Division,
                  T-50

Tax ID No. 04-2664016

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

MELLON BANK, N.A., AS TRUSTEE FOR               Series C    $4,000,000
NYNEX MASTER PENSION TRUST

(Note to be registered in the name of "Mellon Bank, N.A., Trustee Under Master Trust Agreement of NYNEX Corporation dated January 1, 1984 for Employee Pension Plans-NYNEX-John Hancock-Private Placement")

(1)         Payments by wire transfer of
            immediately available funds to:

            The Federal Reserve Bank
            of Boston
            A/C Boston Safe Deposit and
            Trust Company
            ABA #011001234
            DDA: 16-229-9
            Reference: NYNEX: NYXF 1783332
            [full name, interest rate and maturity
            date of the Notes or other
            obligations]

            Contemporaneous with the wire
            transfer, advice setting forth (1) the
            full name, interest rate and maturity
            date of the Notes or other
            obligations; (2) allocation of payment
            between principal and interest and any
            special payment; and (3) name and
            address of bank (or Trustee) from
            which wire transfer was sent, shall be
            delivered or mailed to:

            Mellon Bank, N.A.
            One Mellon Center, Room 3346
            Pittsburgh, PA l5258-0001
            Attn: Fran Sistek

(2)         Address for all other communications:

            John Hancock Mutual Life
            Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attn: Stephen A. MacLean
            Bond and Corporate Finance
            Dept. T-57

            with a copy to:

            Mellon Bank, N.A.
            One Mellon Center,
            Room 151-1935
            Pittsburgh, PA 15258-0001
            Attn: Bernadette T. Rist

(3)         A copy of the foregoing notices
            relating to changes in issuer's name,
            address or principal place of business
            or location of collateral and a copy
            of any legal opinions shall be
            delivered or mailed to:

            John Hancock Mutual Life
            Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attn: Investment Law Division,
                  T-50

Tax ID No. 25-1448208

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

MELLON BANK, N.A., AS TRUSTEE FOR               Series C    $4,000,000
LONG-TERM INVESTMENT TRUST

(Note to be registered in the name of "Mellon Bank, N.A., Trustee Under the Long-Term Investment Trust dated October 1, 1996)

(1)         Payments by wire transfer of
            immediately available funds to:

            The Federal Reserve Bank
            of Boston
            A/C Boston Safe Deposit
            and Trust Company
            ABA #011001234
            DDA: 125261
            Reference: ATTF 1791682
            [full name, interest rate and maturity
            date of the Notes or other
            obligations]

            Contemporaneous with the wire
            transfer, advice setting forth (1) the
            full name, interest rate and maturity
            date of the Notes or other
            obligations; (2) allocation of payment
            between principal and interest and any
            special payment; and (3) name and
            address of bank (or Trustee) from
            which wire transfer was sent, shall be
            delivered or mailed to:

            Mellon Bank, N.A.
            Three Mellon Bank Center,
            Room 153-3610
            Pittsburgh, PA 15258-0001
            Attn: Principal & Interest Unit

(2)         Address for all other communications:

            John Hancock Mutual Life
            Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attn: Stephen A. MacLean
            Bond and Corporate Finance
            Dept., T-57
            with a copy to:

            Mellon Bank, N.A.
            One Mellon Center,
            Room 151-1935
            Pittsburgh, PA 15258-0001
            Attn: Bernadette T. Rist

(3)         A copy of the foregoing notices
            relating to changes in issuer's name,
            address or principal place of business
            or location of collateral and a copy
            of any legal opinions shall be
            delivered or mailed to:

            John Hancock Mutual Life
            Insurance Company
            John Hancock Place
            200 Clarendon Street
            Boston, MA 02117
            Attn: Investment Law
                  Division, T-50

Tax ID No. 13-3187026

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

GENERAL AMERICAN LIFE                           Series B    $10,000,000
INSURANCE COMPANY                               Series D    $ 3,000,000

(Notes to be registered in the name of "GALICO")

(1)         All payments by wire transfer of
            immediately available funds to:

            General American Life
            Insurance Company
            c/o The Bank of New York
            ABA No.: 021000018
            BNF: IOC566
            Attention: P & I Department

(2)         All notices of payments and written
            confirmations of such wire transfers:

            Conning Asset Management
            Attn: Investment Accounting
            P.O. Box 418
            St. Louis, MO, 63166

            with a duplicate notice to:

            GALICO
            c/o The Bank of New York
            P.O. Box 19266
            Newark, NJ 07195

(3)         All other communications:

            Conning Asset Management
            Attn: Securities Division
            P.O. Box 396
            St. Louis, MO, 63166

            with a duplicate notice to:

            GALICO
            c/o The Bank of New York
            P.O. Box 19266
            Newark, NJ 07195

(4)         Delivery of the Notes:

            The Bank of New York
            Attn: Free Receive
            One Wall Street, 5th Floor
            New York, NY 10004

            For the account of General
            American Life Insurance
            Company, General Account
            # 128800.

Tax ID No.:  43-6168630

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

RGA REINSURANCE COMPANY                         Series D    $2,000,000

(1)         All payments by wire transfer of
            immediately available funds to:

            General American Life
            Insurance Company
            c/o The Bank of New York
            ABA No.: 021000018
            BNF: IOC566
            Attention: P & I Department

(2)         All notices of payments and written
            confirmations of such wire transfers:

            Conning Asset Management
            Attn: Investment Accounting
            P.O. Box 418
            St. Louis, MO 63166

            with a duplicate notice to:

            General American Life
            Insurance Company
            c/o The Bank of New York
            P.O. Box 19266
            Newark, NJ 07195

(3)         All other communications:

            Conning Asset Management
            Attn: Securities Division
            P.O. Box 396
            St. Louis, MO 63166

            with a duplicate notice to:

            General American Life
            Insurance Company
            c/o The Bank of New York
            P.O. Box 19266
            Newark, NJ 07195

(4)         Delivery of the Notes:

            The Bank of New York
            Attn: Free Receive
            One Wall Street, 5th Floor
            New York, NY 10004

            For the account of RGA Reinsurance
            Company, Account # 127709.

Tax ID No.:  43-1235868

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

COVA FINANCIAL SERVICES LIFE                    Series B    $5,000,000
INSURANCE COMPANY

(1)         All payments by wire transfer of
            immediately available funds to:

            NORTHERN CHGO/Trust
            ABA No.: 071000152
            Credit wire account #5186041000
            Account 26-02881/COVA Financial
            Services Life Insurance Company

(2)         All notices of payments and written
            confirmations of such wire transfers:

            Conning Asset Management
            Attn: Investment Accounting
            P.O. Box 418
            St. Louis, MO 63166

            with a duplicate notice to:

            COVA Financial Services Life
            Insurance Co.
            c/o The Northern Trust
            Company
            P.O. Box 92996
            Chicago, IL 60675

(3)         All other communications:

            Conning Asset Management
            Attn: Securities Division
            P.O. Box 396
            St. Louis, MO 63166

            with a duplicate notice to:

            COVA Financial Services Life
            Insurance Co.
            c/o The Northern Trust
            Company
            P.O. Box 92996
            Chicago, IL 60675

(4)         Delivery of the Notes:

            The Northern Trust Company
            80 Broad Street, 19th Floor
            New York, NY 100044

            For the account of COVA Financial
            Services Life Insurance Company,
            Account 26-02881.

Tax ID No.:  43-1236042

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

ING (U.S.) CAPITAL CORPORATION                  Series D    $15,000,000

(1)         All payments by wire transfer of
            immediately available funds to:

            The Chase Manhattan Bank
            ABA 021000021
            Credit: ING CAPITAL
            A/C #9301035763
            Ref: Minnesota Corn Processors

(2)         All notices of payments and written
            confirmations of such wire transfers:

            ING (U.S.) Capital Corporation
            135 East 57th Street
            New York, NY 10022-2101
            Attn: Lisa Hannahoe
                  Tel: (212) 409-1676
                  Fax: (212) 486-6341
                  Louise Chan
                  Tel: (212) 409-1520
                  Fax: (212) 486-6341

(3)         All other communications:

            ING (U.S.) Capital Corporation
            135 East 57th Street
            New York, NY 10022-2101
            Attn: Lisa Hannahoe
                  Tel: (212) 409-1676
                  Fax: (212) 486-6341
                  Louise Chan
                  Tel: (212) 409-1520
                  Fax: (212) 486-6341

Tax ID No.:  13-3631304

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

SUNAMERICA LIFE INSURANCE COMPANY               Series D    $12,000,000

(Notes to be registered in the name of "OKGBD & CO.")

(1)         All payments by wire transfer of
            immediately available funds to:

            Bankers Trust Company
            ABA No.: 021-001-033
            Account No.: 99-911-145
            For further credit to:
                 Acct. No.: 099530
            Ref: Minnesota Corn Processors
            CUSIP#, P$          ,  I$

(2)         All notices of payments and written
            confirmations of such wire transfers:

            SunAmerica Investments
            One SunAmerica Center
            Los Angeles, CA 90067-6022
            Attn: Investment Accounting, 36th Floor
            (310) 772-6342 (voice)
            (310) 772-6596 (fax)

(3)         All other communications:

            SunAmerica Corporate Finance
            One SunAmerica Center
            Los Angeles, CA 90067-6022
            Attn: Richard Barger
            (310) 772-6153 (voice)
            (310) 772-6078 (fax)

(4)         Delivery of Securities:

            Bankers Trust Company
            14 Wall.St.
            New York, NY 10005
            4th Floor, Window 44
            Account #099530

Tax ID No.:  13-3020293 (OKGBD & Co.)
Tax ID No.:  52-0502540 (SunAmerica Life Insurance Company)

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

ANCHOR NATIONAL LIFE                            Series D    $10,000,000
INSURANCE COMPANY

(Notes to be registered in the name of "OKGBD & CO.")

(1)         All payments by wire transfer of
            immediately available funds to:

            Bankers Trust Company
            ABA No.: 021-001-033
            Account No.: 99-911-145
            For further credit to:
                 Acct. No.: 099527
            Ref: Minnesota Corn Processors
            CUSIP#,  P$           ,  I$

(2)         All notices of payments and written
            confirmations of such wire transfers:

            SunAmerica Investments
            One SunAmerica Center
            Los Angeles, CA 90067-6022
            Attn: Investment Accounting, 36th Floor
            (310) 772-6342 (voice)
            (310) 772-6596 (fax)

(3)         All other communications:

            SunAmerica Corporate Finance
            One SunAmerica Center
            Los Angeles, CA 90067-6022
            Attn: Richard Barger
            (310) 772-6153 (voice)
            (310) 772-6078 (fax)

(4)         Delivery of Securities:

            Bankers Trust Company
            14 Wall St.
            New York, NY 10005
            4th Floor, Window 44
            Account #099527

Tax ID No.:  13-3020293 (OKGBD & Co.)
Tax ID No.:  86-0198983 (Anchor National Life Insurance Co.)

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

CALFARM LIFE INSURANCE COMPANY                  Series D    $3,000,000

(Notes to be registered in the name of "OKGBD & CO.")

(1)         All payments by wire transfer of
            immediately available funds to:

            Bankers Trust Company
            ABA No.: 021-001-033
            Account No.: 99-911-145
            For further credit to:
            Acct. No.: 099545
            Ref: Minnesota Corn Processors
            CUSIP#,  P$                 ,  I$

(2)         All notices of payments and written
            confirmations of such wire transfers:

            SunAmerica Investments
            One SunAmerica Center
            Los Angeles, CA 90067-6022
            Attn: Investment Accounting, 36th Floor
            (310) 772-6342 (voice)
            (310) 772-6596 (fax)

(3)         All other communications:

            SunAmerica Corporate Finance
            One SunAmerica Center
            Los Angeles, CA 90067-6022
            Attn: Richard Barger
            (310) 772-6153 (voice)
            (310) 772-6078 (fax)

(4)         Delivery of Securities:

            Bankers Trust Company
            14 Wall St.
            New York, NY 10005
            4th Floor, Window 44
            Account #099527

Tax ID No.:  13-3020293 (OKGBD & Co.)
Tax ID No.:  94-1190655 (CalFarm Life Insurance Co.)

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

PHOENIX HOME LIFE                               Series B    $15,000,000
MUTUAL INSURANCE COMPANY

(1)         All payments by wire transfer of
            immediately available funds to:

            The Chase Manhattan Bank
            ABA No.: 021-000-021
            New York, NY
            Account No.: 900 9000 200
            Account Name: Income Processing
            Reference: Phoenix Home Life
            Acct. #G05143
            OBI = (issuer name), PPN = (______),
            Rate = (coupon) Due = (mat. date),
            include company name, Principal
            and interest breakdown, and
            premium, if any.

(2)         All notices of payments and written
            confirmations of such wire transfers:

            Phoenix Home Life Mutual
            Insurance Company
            c/o Phoenix Duff & Phelps, Inc.
            56 Prospect St.
            Hartford, CT 06115
            Attention: Private Placements

(3)         All other communications:

            Phoenix Home Life Mutual
            Insurance Company
            c/o Phoenix Duff & Phelps, Inc.
            56 Prospect St.
            Hartford CT 06115
            Attention: Private Placements

Tax ID No.:  06-0493340

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

NORTHERN LIFE INSURANCE COMPANY                 Series B    $5,000,000

(1)         Payments by wire transfer of
            immediately available funds to:

            First National Bank N.A./Mpls.
            602 2nd Ave. S.
            ABA #091000022
            Account #1602-3237-6105
            ATTN: Securities Accounting
            Ref:  Issuer, CUSIP, Coupon & Maturity

(2)         Address for all notices in respect of
            payment and written confirmation of
            such wire transfer and all other
            communications and notices:

            ReliaStar Investment Research, Inc.
            100 Washington Square, Suite 800
            Minneapolis, MN 55401-2147
            Ref: [Analyst Name]
            Telephone: (612) 372-5257
            Telecopier: (612) 372-5368

(3)         Deliver securities to:

            ReliaStar Investment Research, Inc.
            100 Washington Avenue South, Suite 800
            Minneapolis, MN 55401-2121
            Attn: Peggy Herost

Tax         ID No.  41-1295933

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

SECURITY CONNECTICUT LIFE                       Series B    $1,500,000
INSURANCE COMPANY

(Notes to be registered in the name of "Sigler & Co.")

(1)         Payments by wire transfer of
            immediately available funds to:

            The Chase Manhattan Bank
            New York, NY
            ABA #021-000-021
            Beneficiary Account #: 544755102
            Reference: Sigler & Co. (Nominee Name)
                       Tax ID #: 13-3641527
            Cusip #:
            Security Description:
            Principal Amount:
            Interest Amount:

(2)         Address for all notices in respect of
            payment and written confirmation of
            such wire transfer and all other
            communications and notices:

            Sigler & Co.
            c/o The Chase Manhattan Bank
            Dept. #3492
            P.O. Box 50000
            Newark, NJ 07101-8006

            with a copy to:

            Security Connecticut Life Insurance Company
            c/o ReliaStar Investment Research, Inc.
            Attn: Data Operations
            100 Washington Avenue South, Suite 800
            Minneapolis, MN 55401-2121

Tax ID No.  13-3641527 (Security Connecticut Life)

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

WASHINGTON SQUARE ADVISERS                      Series B    $3,500,000
PRIVATE PLACEMENT TRUST FUND

(1)         Payments by wire transfer of
            immediately available funds to:

            Account #: 10604960
            ABA #091000022
            First Bank NA
            F/F/C First Trust Company
            A/C 180121167365
            ITG A/C 47300020
            Attn: Washington Square Advisers
            Private Placement Trust Fund

(2)         Address for all notices in respect of
            payment and written confirmation of
            such wire transfer and all other
            communications and notices:

            Washington Square Advisers, Inc.
            100 Washington Avenue South, Suite 700
            Minneapolis, MN 55401-2121
            Ref: Frank Pintens
            Telephone: (612) 342-7128
            Telecopier: (612) 342-3656

(3)         Deliver securities to:

            Washington Square Advisers, Inc.
            100 Washington Avenue South, Suite 700
            Minneapolis, MN 55401-2121
            Attn: Frank Pintens

Tax ID No.  41-6424976

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

GREAT NORTHERN INSURED                          Series D    $20,000,000
ANNUITY CORPORATION

(Notes to be registered in the name of "SALKELD & CO.")

(1)         Payments by wire transfer of
            immediately available funds to:

            Bankers Trust Company
            16 Wall Street
            New York, New York 10015
            ABA No. 021001033
            Attn: 99-911-145
            Account No. 97835
            Ref: security description, coupon, maturity,
                 PPN, identify principal or interest.

(2)         Address for all notices in respect of
            payment:

            Great Northern Insured Annuity
            Corporation
            c/o GNA Corporation
            Two Union Square, 601 Street
            Seattle, WA 98101
            Attn: Investment Accounting,
                  14th Floor
            Telephone No.: (206) 516-2871
            Telecopy No.: (206) 516-4740

(3)         Address for all other communications:

            Great Northern Insured
            Annuity Corporation
            c/o GNA Corporation
            Two Union Square, 601 Street
            Seattle, WA 98101
            Attn: Investment Department,
            Telecopy No.: (206) 516-4863

(4)         Physical delivery of the Notes:

            Bankers Trust Company
            16 Wall Street, 4th Floor, Window 44
            New York, New York 10005
            Attn: George Flores (212) 618-2207
            Account No. 97835

Tax ID No.  91-1127115

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

GENERAL ELECTRIC CAPITAL LIFE                   Series D    $10,000,000
ASSURANCE COMPANY OF NEW YORK

(Notes to be registered in the name of "SALKELD & CO.")

(1)         Payments by wire transfer of
            immediately available funds to:

            Bankers Trust Company
            16 Wall Street
            New York, New York 10015
            ABA No. 021001033
            Attn: 99-911-145
            Account No. 97836
            Ref: security description, coupon, maturity,
                 PPN, identify principal or interest.

(2)         Address for all notices in respect of
            payment:

            General Electric Capital Life
            Assurance Company of New York
            c/o GNA Corporation
            Two Union Square, 601 Street
            Seattle, WA 98101
            Attn: Investment Accounting,
                  14th Floor
            Telephone No.: (206) 516-2871
            Telecopy No.: (206) 516-4740

(3)         Address for all other communications:

            General Electric Capital Life
            Assurance Company of New York
            c/o GNA Corporation.
            Two Union Square, 601 Street
            Seattle, WA 98101
            Attn: Investment Department,
            Telecopy No.: (206) 516-4863

(4)         Physical delivery of the Notes:

            Bankers Trust Company
            16 Wall Street, 4th Floor, Window 44
            New York, New York 10005
            Attn: George Flores (212) 618-2207
            Account No. 97836

Tax ID No.  22-2882416

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

AMERICAN GENERAL LIFE                           Series B    $10,000,000
INSURANCE COMPANY

(1)         Payments by wire transfer of
            immediately available funds, with
            sufficient information (including
            PPN#, interest rate, maturity date,
            interest amount, principal amount and
            premium amount, if applicable) to
            identify the source and application of
            such funds, to:

            ABA # 011000028
            State Street Bank and Trust Company
            Boston, MA 02101
            Re: American General Life Insurance Company
            AC-0125-880-5
            OBI = PPN # and description of payment
            Fund Number PA 40

(2)         Payment notices to:

            American General Life Insurance Company and PA40
            c/o State Street Bank and Trust Company
            Insurance Services Custody (AH2)
            1776 Heritage Drive
            North Quincy, MA 02171
            Fax: (617) 985-4923

(3)         Duplicate payment notices and all
            other correspondence to:

            American General Life Insurance Company
            c/o American General Corporation
            Attention: Investment Research Department, A37-01
            P.O. Box 3247
            Houston, Texas 77253-3247

            Overnight Mail Address:
            2929 Allen Parkway
            Houston, Texas 77019-2155
            Fax: (713) 831-1366

Tax I.D. Number:  25-0598210

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

THE UNITED STATES LIFE INSURANCE                Series B    $5,000,000
COMPANY IN THE CITY OF NEW YORK

(1)         Payments by wire transfer of
            immediately available funds, with
            sufficient information (including
            PPN#, interest rate, maturity date,
            interest amount, principal amount and
            premium amount, if applicable) to
            identify the source and application of
            such funds, to:

            ABA # 011000028
            State Street Bank and Trust Company
            Boston, MA 02101
            Re: The United States Life Insurance Company
                in the City of New York
            AC-6956-534-9
            OBI = PPN # and description of payment
            Fund Number PA 77

(2)         Payment notices to:

            The United States Life Insurance Company in the City of New York and PA77
            c/o State Street Bank and Trust Company
            Insurance Services Custody (AH2)
            1776 Heritage Drive North Quincy, MA 02171
            Fax: (617) 985-4923

(3)         Duplicate payment notices and all
            other correspondence to:

            The United States Life Insurance Company in the City of New York
            c/o American General Corporation
            Attention: Investment Research Department, A37-01
            P.O. Box 3247
            Houston, Texas 77253-3247

            Overnight Mail Address:
            2929 Allen Parkway
            Houston, Texas 77019-2155
            Fax: (713) 831-1366

Tax I.D. Number:  13-5459480

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

THE FRANKLIN LIFE INSURANCE                     Series B    $5,000,000
COMPANY

(1)         Payments by wire transfer of
            immediately available funds, with
            sufficient information (including
            PPN#, interest rate, maturity date,
            interest amount, principal amount and
            premium amount, if applicable) to
            identify the source and application of
            such funds, to:

            ABA # 011000028
            State Street Bank and Trust Company
            Boston, MA 02101
            Re: The Franklin Life Insurance Company
            AC-2492-440-9
            OBI = PPN # and description of payment
            Fund Number PA 37

(2)         Payment notices to:

            The Franklin Life Insurance Company and PA37
            c/o State Street Bank and Trust Company
            Insurance Services Custody (AH2)
            1776 Heritage Drive
            North Quincy, MA 02171
            Fax: (617) 985-4923

(3)         Duplicate payment notices and all
            other correspondence to:

            The Franklin Life Insurance Company
            c/o American General Corporation
            Attention: Investment Research Department, A37-01
            P.O. Box 3247
            Houston, Texas 77253-3247

            Overnight Mail Address:
            2929 Allen Parkway.
            Houston, Texas 77019-2155
            Fax: (713) 831-1366

Tax I.D. Number:  37-0281650

                                                Principal Amount
Name and Address of Purchaser                   and Series of Notes
-----------------------------                   -------------------

THE VARIABLE ANNUITY LIFE                       Series B    $10,000,000
INSURANCE COMPANY

(1)         Payments by wire transfer of
            immediately available funds, with
            sufficient information (including
            PPN#, interest rate, maturity date,
            interest amount, principal amount and
            premium amount, if applicable) to
            identify the source and application of
            such funds, to:

            ABA # 011000028
            State Street Bank and Trust Company
            Boston, MA 02101
            Re: The Variable Annuity Life Insurance Company
            AC-0125-821-9
            OBI = PPN # and description of payment
            Fund Number PA 54

(2)         Payment notices to:

            The Variable Annuity Life Insurance Company and PA54
            c/o State Street Bank and Trust Company
            Insurance Services Custody (AH2)
            1776 Heritage Drive
            North Quincy, MA 02171
            Fax: (617) 985-4923

(3)         Duplicate payment notices and all
            other correspondence to:

            The Variable Annuity Life Insurance Company
            c/o American General Corporation
            Attention: Investment Research Department, A37-01
            P.O. Box 3247
            Houston, Texas 77253-3247

            Overnight Mail Address:
            2929 Allen Parkway
            Houston, Texas 77019-2155
            Fax: (713) 831-1366

Tax I.D. Number:  74-1625348

                                   SCHEDULE B

                                  DEFINED TERMS

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         ACCEPTABLE FINANCIAL INSTITUTION -- means, at any time,

                  (a) any commercial bank organized under the laws of the United States of America or any jurisdiction thereof, with a net worth of at least $100,000,000 or

                  (b) ING Baring (U.S.) Securities, Inc.

         ADJUSTED TOTAL MEMBER EQUITIES -- means, at any time, the remainder of

                  (a) Total Member Equities, determined at such time, MINUS

                  (b) the sum of (i) Post-Closing Consolidated Intangible Assets and (ii) Restricted Investments, each determined at such time.

         ADM POLICIES AND STANDARDS -- as defined in Section 10.7, as amended from time to time.

         ADM STOCKHOLDER AGREEMENT -- means the Stockholder Agreement dated as of August 27, 1997 between Archer Daniels Midland Company and the Company.

         ADM TRANSACTION AGREEMENT -- means the Transaction Agreement dated as of July 9, 1997 between Archer Daniels Midland Company and the Company.

         AFFILIATE -- means at any time, and with respect to any Person,

                  (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and

                  (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation, company, partnership or other entity of which the Company and the Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.

As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

         AGREEMENT, THIS -- is defined in Section 18.3.


                                  Schedule B-1

         ALTERNATE INTEREST RATE -- means 1 % PER ANNUM over the rate of interest publicly announced from time to time by Morgan Guaranty Trust Company of New York (or its successors) in New York, New York as its "base" or "prime" rate.

         ATME GROSS-UP PERIOD -- means any of the following periods:

                  (a) the period (i) commencing on the date of Closing and (ii) ending on the Fiscal Quarter Date on which the Company first satisfies the Under-Leverage Condition, and

                  (b) each period (i) commencing on the Fiscal Quarter Date on which the Company first exceeds the Over-Leverage Benchmark after the Fiscal Quarter Date on which it had then most recently satisfied the Under-Leverage Condition and (ii) ending on the succeeding Fiscal Quarter Date, if any, on which the Under-Leverage Condition is again satisfied.

         For the avoidance of doubt, (x) the first ATME Gross-Up Period will commence on the date of Closing and end on the first Fiscal Quarter Date on which the Company satisfies the Under-Leverage Condition, (y) if on any Fiscal Quarter Date thereafter, the Company exceeds the Over-Leverage Benchmark, a new ATME Gross-Up Period shall run from such Fiscal Quarter Date until the succeeding Fiscal Quarter Date, if any, on which the Company again satisfies the Under-Leverage Condition and (z) successive "ATME Gross-Up Periods" will commence on each Fiscal Quarter Date on which the Company exceeds the Over-Leverage Benchmark and will end on the first Fiscal Quarter Date thereafter on which the Company again satisfies the Under-Leverage Condition.

         For purposes of this definition, the following terms shall have the following meanings:

                  FISCAL QUARTER DATE -- means, with respect to any fiscal quarter of the Company, the last day of such fiscal quarter.

                  OVER-LEVERAGE BENCHMARK -- means, as of any Fiscal Quarter Date, the ratio of Consolidated Funded Debt to Consolidated Capitalization being 0.50:1.0. The "Over-Leverage Benchmark" shall be exceeded if, as of the applicable Fiscal Quarter Date, the ratio of Consolidated Funded Debt to Consolidated Capitalization shall be in excess of 0.50:1.0.

                  UNDER-LEVERAGE CONDITION -- means, as of any Fiscal Quarter Date, the ratio of Consolidated Funded Debt to Consolidated Capitalization being less than 0.25:1.0 for such Fiscal Quarter Date and for each of the immediately preceding two Fiscal Quarter Dates. The "Under-Leverage Condition" shall be deemed satisfied if, as of the applicable Fiscal Quarter Date, the ratio of Consolidated Funded Debt to Consolidated Capitalization shall be less than 0.25:1.0 for such Fiscal Quarter Date and for each of the immediately preceding two Fiscal Quarter Dates.

         BANK CREDIT AGREEMENT -- means the Secured Credit Agreement, dated as of August __, 1997, among the Company, Harris Trust and Savings Bank, individually and as agent, and FBS AG Credit, Inc.


                                  Schedule B-2

         BASKET TRANSFER -- is defined in Section 11.10.

         BREAKAGE COSTS -- is defined in Section 9.6.

         BUSINESS DAY -- means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York, Marshall, Minnesota or (to the extent that the determination of such date is made in a context other than in respect of the receipt of scheduled payments in respect of the Notes) the city in which the principal corporate trust office of the Collateral Trustee is located are authorized or required to close under the laws of the State of New York, the State of Minnesota or the state in which the principal corporate trust office of the Collateral Trustee is located, respectively (other than a general banking moratorium or holiday for a period exceeding 4 consecutive days).

         CALCULATION AGENT -- is defined in Section 9.2(a).

         CAPITAL LEASE -- means, with respect to the Company or any Subsidiary, a lease with respect to which such Person is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP (whether pursuant to an entry or entries on the balance sheet of such Person or in a footnote to its financial statements).

         CAPITAL LEASE OBLIGATION -- means, with respect to the Company or any Subsidiary and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

         CLOSING -- is defined in Section 3.

         CODE -- means the Internal Revenue Code of 1986, as amended from time to time, the rules and regulations promulgated thereunder from time to time.

         COLLATERAL -- has the meaning provided in the Collateral Trust
Indenture.

         COLLATERAL TRUST INDENTURE -- Section 4.10.

         COLLATERAL TRUSTEE -- Section 4.10.

         COMPANY -- is defined in the introductory sentence of this Agreement.

         COMPETITOR -- means

                  (a) each Person identified as a "Competitor" on Schedule B-C and the successors and assigns thereof;

                  (b) each Person identified by the Company as a "Competitor" in a certification delivered to the holders of the Notes from time to time, which Person so identified is consented to by the Required Holders (which consent shall not be unreasonably withheld);


                                  Schedule B-3

                  (c) any Person legally or beneficially owning, directly or indirectly, more than 25% of the issued and outstanding Voting Stock of any Person which would quality as a "Competitor" under clause (a) or clause (b) of this definition;

                  (d) any Person more than 25% of the issued and outstanding Voting Stock of which is legally or beneficially owned by any Person which would qualify as a "Competitor" under clause (a) or clause (b) of this definition; and

                  (e) any officer or director of any Person referred to in either clause (a) through clause (d) of this definition,

         PROVIDED THAT

                           (i) none of the Purchasers or their affiliates,

                           (ii) no Person who is a holder of debt or equity
                  securities of the Company (other than the Notes), which Person is otherwise entitled to receive financial information concerning the Company by virtue of being a holder of such securities (other than the Notes), and

                           (iii) no Person that is primarily a bank, trust
                  company, savings and loan association or other financial institution, a pension plan, an investment company, an insurance company, a broker or dealer, or any other similar financial institution or entity (regardless of legal form), shall be considered or deemed to be a "Competitor" for the purposes of this definition.

         CONFIDENTIAL INFORMATION -- is defined in Section 21.

         CONSOLIDATED CAPITALIZATION -- means, at any time, the sum of Adjusted Total Member Equities PLUS Consolidated Funded Debt at such time.

         CONSOLIDATED CURRENT ASSETS -- means, at any time, the total assets of the Company and the Subsidiaries as would be shown as current assets on a balance sheet of such Persons prepared on a consolidated basis at such time in accordance with GAAP.

         CONSOLIDATED CURRENT LIABILITIES -- means, at any time, the total liabilities of the Company and the Subsidiaries as would be shown as current liabilities on a balance sheet of such Persons prepared on a consolidated basis at such time in accordance with GAAP, but excluding all Current Maturities of Funded Debt.

         CONSOLIDATED DEBT -- means, as of any date of determination, the total of all Debt of the Company and the Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between such Persons and all other items required to be eliminated in the course of the preparation of consolidated financial statements of such Persons in accordance with GAAP.

         CONSOLIDATED EBITDA -- means, for any period,


                                  Schedule B-4

                  (a) Consolidated Net Earnings for such period, PLUS

                  (b) the aggregate amount of depreciation, amortization, income taxes and Consolidated Interest Expense accrued for such period by the Company and the Subsidiaries (to the extent but only to the extent that such aggregate amount was reflected in the computation of Consolidated Net Earnings for such period).

         CONSOLIDATED FUNDED DEBT -- means, as of any date of determination, the total of all Funded Debt of the Company and the Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between such Persons and all other items required to be eliminated in the course of the preparation of consolidated financial statements of such Persons in accordance with GAAP, and after eliminating all other Funded Debt outstanding on such date under any revolving debt or similar credit facilities, and shall include the Consolidated Funded Debt Revolver Amount determined as of such time.

         CONSOLIDATED FUNDED DEBT REVOLVER AMOUNT -- means, as of any date of determination and without duplication, the arithmetic average of the outstanding balance (determined on each of the immediately preceding 60 days) of all Funded Debt of the Company and the Subsidiaries under all revolving debt or similar credit facilities.

         CONSOLIDATED INTANGIBLE ASSETS -- means, at any time with respect to the Company and the Subsidiaries, the aggregate of the following:

                  (a) deferred assets, other than prepaid expenses which are refundable;

                  (b) patents, copyrights, trademarks, trade names, service marks, brand names, franchises, goodwill, experimental expenses and other similar intangibles;

                  (c) unamortized debt discount and expense; and

                  (d) all other property which would be considered to be intangible under GAAP,

in each case determined on a consolidated basis in accordance with GAAP.

         CONSOLIDATED INTEREST EXPENSE -- means, for any period, the amount of interest accrued on, or with respect to, Consolidated Debt, including, without limitation, amortization of debt discount, imputed interest on Capital Leases and interest on the Notes.

         CONSOLIDATED NET EARNINGS -- means, with respect to any period, the net income (or loss) of the Company and the Subsidiaries for such period, as determined on a consolidated basis in accordance with GAAP, PROVIDED that there shall be excluded therefrom:

                  (a) the income or loss of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated or consolidated with the Company or a Subsidiary, and the income (or loss) of any Person, substantially all of the assets of which have been acquired in any manner, realized by such other Person prior to the date of acquisition,


                                  Schedule B-5

                  (b) the income or loss of any Person (other than the Company or a Subsidiary) in which the Company or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Company or a Subsidiary in the form of cash dividends or similar cash distributions,

                  (c) any net gain or loss during such period arising from the sale, conversion, exchange or other disposition of capital assets,

                  (d) any gains or losses resulting from any write-up of any assets,

                  (e) any gain arising from the acquisition of any security, or the extinguishment, under GAAP, of any indebtedness, of the Company or any Subsidiary and

                  (f) any income, gain or loss during such period in respect of any hedging activities not undertaken in the ordinary course of business of such Person or any extraordinary items or discontinued operations or the disposition thereof.

         CONSOLIDATED SECURED DEBT -- means, as of any date of determination, the total of all Debt of the Company and the Subsidiaries outstanding on such date (determined, with respect to any Debt that constitutes a "revolving credit facility," as if the maximum principal amount borrowable thereunder had been borrowed) that is secured by any property of the Company or the Subsidiaries, after eliminating all offsetting debits and credits between or among the Company and the Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company in accordance with GAAP.

         CONSOLIDATED TOTAL ASSETS -- means, at any time, the total assets of the Company and the Subsidiaries determined on a consolidated basis at such time in accordance with GAAP.

         CURRENT MATURITIES OF FUNDED DEBT -- means, at any time and with respect to any item of Funded Debt, the portion of such Funded Debt outstanding at such time which by the terms of such Funded Debt or the terms of any instrument or agreement relating thereto is due on demand or within one year from such time (whether by sinking fund, other required prepayment or final payment at maturity) and is not directly or indirectly renewable, extendible or refundable at the option of the obligor under an agreement or firm commitment in effect at such time to a date one year or more from such time.

         DEBT -- means, with respect to the Company or any Subsidiary, without duplication,

                  (a) its liabilities for borrowed money;

                  (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (c) its Capital Lease Obligations;


                                  Schedule B-6

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                  (e) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof;

                  (f) any reimbursement obligation in respect of any letter of credit issued for the account of such Person other than (i) commercial letters of credit issued in the ordinary course of such Person's business (and not as a substitute for direct borrowing) and (ii) letters of credit issued in the ordinary course of such Person's business that act as the functional equivalent of a surety bond or performance bond for such Person; and

                  (g) Financial Swaps of such Person.

         For the avoidance of doubt, "Debt" shall not include any benefit liability or funding obligation of such member in respect of any Plan and shall not include commodity swaps, contracts or hedges or other similar obligations which are entered into and are being used by such Person to hedge an existing or anticipated risk or exposure of such Person in the ordinary course of its business.

         DEBT OFFERED PREPAYMENT APPLICATION -- means, with respect to any Transfer of property, the offering, in writing, by the Company of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay any Senior Debt (other than Senior Debt owing to any Affiliate and other than Senior Debt in respect of any revolving credit or similar credit facility providing the Company with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Senior Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Senior Debt) and any interest and premium in respect thereof, PROVIDED that in connection with any such Transfer and the offering of payment of such Senior Debt, the Company shall have offered to prepay the Ratable Portion in respect of each outstanding Note in accordance with Section 8.7 and
Section 8.8 and shall have prepaid (a) each holder of each such Note that shall have accepted such offer of prepayment in accordance with said Sections in a principal amount which, when added to the Make-Whole Amount applicable thereto, if any, and any accrued and unpaid interest thereon and Breakage Costs in respect thereof, if any, equals the Ratable Portion for such Note and (b) each other holder of such Senior Debt that shall have accepted such offer.

                  As used in this definition, "RATABLE PORTION" for any Note means an amount equal to the product of (x) the Net Proceeds Amount being so applied to the payment of Senior Debt MULTIPLIED BY (y) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate principal amount of all Senior Debt of the Company described above.

         DEFAULT -- means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.


                                  Schedule B-7

         DESIGNATED FACILITY -- has the meaning specified therefor in the Collateral Trust Indenture. As of the date of Closing, the real property constituting the "Designated Facilities" is described on Schedule 4.11.

         ENVIRONMENTAL LAWS -- means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements, principles of common law or governmental restrictions relating to pollution, human health, safety and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials or other hazardous substances or wastes, air emissions and discharges to waste or public systems.

         ERISA -- means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         ERISA AFFILIATE -- means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

         EURODOLLAR INTEREST RATE -- means, on any date, the sum of the LIBOR Base Rate determined on such date PLUS 1.30%.

         EVENT OF DEFAULT -- is defined in Section 12.

         EXCHANGE ACT -- means the Securities Exchange Act of 1934, as amended from time to time.

         FAIR MARKET VALUE -- means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

         FINANCIAL SWAPS -- means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Financial Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Financial Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Financial Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined. Any such interest rate swap, currency swap or other similar obligation which was entered into and is being used by such Person to hedge an existing risk or exposure of such Person in respect of its liabilities or assets shall not be deemed a "Financial Swap" for purposes of this definition.

         FINANCING DOCUMENTS -- means this Agreement, the Other Agreements, the Notes, the Collateral Trust Indenture, the Mortgages and the other agreements and instruments to be executed pursuant to the terms of each of such Financing Documents, as each may be amended


                                  Schedule B-8
from time to time. Upon the termination of the Collateral Trust Indenture and the Mortgages, as provided for in section 8 of the Collateral Trust Indenture, "Financing Documents" shall not include the Collateral Trust Indenture, such Mortgages or any other agreements or instruments executed in connection therewith that are also then being terminated or released (except for obligations and undertakings thereunder which by their express terms survive such termination).

         FIXED RATE MAKE-WHOLE AMOUNT -- is defined in Section 8.10.

         FIXED RATE NOTES -- is defined in Section 1.

         FULL COLLATERAL RELEASE EVENT -- means a date occurring more than 3 years after the date of the Closing on which all of the following conditions shall have been satisfied:

                  (a) after giving effect to the full release of all Liens in and to the Collateral in favor of the Collateral Trustee, the aggregate principal amount of Consolidated Secured Debt outstanding at such time does not exceed 25% of the aggregate principal amount of Consolidated Debt outstanding at such time;

                  (b) the ratio of Consolidated Funded Debt to Consolidated Capitalization not be greater than 0.50:1.0 at such time;

                  (c) no Lien shall encumber any account receivable or inventory of the Company other than any such Lien which is being contemporaneously released by the holder thereof in connection with the satisfaction of the conditions set forth in this definition;

                  (d) the Company shall have delivered reasonably satisfactory evidence to the holders of the Notes that the Notes will be given a rating of "BBB-" (or equivalent) or higher by a nationally-recognized rating agency after giving effect to the full release of all Liens in and to the Collateral in favor of the Collateral Trustee;

                  (e) after giving effect to the full release of the Collateral,
         (i) no Default or Event of Default shall then exist (including, without limitation, no Default or Event of Default under Section 11.8) and (ii) the Company would be in compliance with the provisions of Section 11.5 (assuming that the date of any determination under this clause (e) were the end of a fiscal quarter of the Company); and

                  (f) a Responsible Officer shall have certified, in writing, the satisfaction of the conditions set forth in clauses (a) through (c) and clause (e) above and delivered the same to each holder of Notes and the Collateral Trustee and shall have requested the Collateral Trustee to release all of the Liens in and to the Collateral.

         FUNDED DEBT -- means, with respect to the Company or any Subsidiary, all Debt of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendible at the option of such Person to a date one year or more (including, without limitation, an option of such Person under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more)


                                  Schedule B-9
from, the date of the creation thereof, and includes, without duplication, Current Maturities of Funded Debt.

         GAAP -- means accounting principles as promulgated from time to time in statements, opinions and pronouncements by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board and in such statements, opinions and pronouncements of such other entities with respect to financial accounting of for-profit entities as shall be accepted by a substantial segment of the accounting profession in the United States of America.

         GOVEMMENTAL AUTHORITY -- means

                  (a) the government of

                           (i) the United States of America or any state or
                  other political subdivision thereof, or

                           (ii) any jurisdiction in which the Company or any
                  Subsidiary conducts all or any part of its business, or that asserts jurisdiction over any properties of the Company or any Subsidiary, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         GUARANTY -- means, with respect to any Person (for the purposes of this definition, the "GUARANTOR"), any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, obligations incurred through an agreement, contingent or otherwise, by the guarantor:

                  (a) to purchase such indebtedness or obligation or any property constituting security therefor;

                  (b) to advance or supply funds

                           (i) for the purchase or payment of such indebtedness,
                  dividend or obligation, or

                           (ii) to maintain working capital or other balance
                  sheet condition or any income statement condition of the primary obligor or otherwise to advance or make available funds for the purchase or payment of such indebtedness, dividend or obligation;

                  (c) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of the primary obligor to make payment of the indebtedness or obligation; or


                                  Schedule B-10

                  (d) otherwise to assure the owner of the indebtedness or obligation of the primary obligor against loss in respect thereof.

For purposes of computing the amount of any guaranty in connection with any computation of indebtedness or other liability, it shall be assumed that the indebtedness or other liabilities that are the subject of such Guaranty are direct obligations of the issuer of such Guaranty.

         HAZARDOUS MATERIAL -- means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal or treatment of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

         HOLDER -- means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to
Section 14.1.

         INSTITUTIONAL INVESTOR -- means (a) any original purchaser of a Note,
(b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         INTEREST PERIOD -- means a period of three months which shall commence on a Business Day and shall end on the numerically corresponding day in the third succeeding calendar month, PROVIDED, HOWEVER, that (a) if there is no such numerically corresponding day in such third succeeding month, such Interest Period shall end on the last Business Day of such third succeeding month, (b) if an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day (unless such next succeeding Business Day shall fall in a new calendar month, in which case such Interest Period shall end on the immediately preceding Business Day) and
(c) no Interest Period may extend beyond the Series D Maturity Date.

         INTEREST RATE REDETERMINATION DATE -- means, with respect to any Interest Period, the second Business Day preceding the first day of such Interest Period (or, if such second Business Day shall be a day on which banks in London, England are authorized or required to close under applicable law, then the first day immediately preceding such day on which such banks are open).

         INVESTMENT -- means any investment, made in cash or by delivery of property, by the Company or any Subsidiary:

                  (a) in any Person, whether by acquisition of stock, partnership interest, indebtedness or other obligation or security, or by loan, Guaranty, advance, capital contribution or otherwise; or

                  (b) in any property.


                                  Schedule B-11

         INVENTORY -- means all raw materials, work in process, finished goods and goods held for sale or lease or furnished or to be furnished under contracts of service in which the Company now has or hereafter acquires any right.

         LIBOR BASE RATE -- means, on any Interest Rate Redetermination Date in respect of any Interest Period and, with respect to the first Interest Period, on the second Business Day preceding the date of Closing, the PER ANNUM London interbank offered rate (rounded, if necessary, to the next highest one thousandth of one percent (0.001%)) for deposits of United States dollars for a three month period in amounts of $1,000,000 or more appearing on the display designated as "Page 3750" on the Dow Jones Market Service (as successor to the Telerate Access Service) (or such other display as may replace Page 3750 on the Dow Jones Market Service (as successor to the Telerate Access Service) as of 11:00 a.m. (London time) on such date, or if such rates are no longer included in the Dow Jones Market Service (as successor to the Telerate Access Service), such other electronic service as in the reasonable opinion of the Series D Required Holders shall provide equivalent information, PROVIDED that, if the Dow Jones Market Service (as successor to the Telerate Access Service) and each such other electronic service shall cease to report London interbank offered rates on a regular basis, then "LIBOR BASE RATE" means the arithmetic mean (rounded, if necessary, to the next highest one thousandth of one percent (0.001%)) of the rates at approximately 11:00 a.m., London time, on such date quoted by the Reference Banks at which deposits in U.S. dollars in the London interbank market in amounts of $1,000,000 or more are offered to prime banks in such market by such Reference Banks. "REFERENCE BANKS" shall mean three commercial banks organized under the laws of the United States of America or any state thereof selected by the Calculation Agent from the twenty largest commercial banks (as measured by total assets) in the United States of America. The Calculation Agent will request the principal London office of each of such Reference Banks to provide a quotation of the aforesaid rate. To the extent that the Series D Required Holders shall designate an electronic service other than the Dow Jones Market Service for purposes of determining the LIBOR Base Rate, such holders shall inform the Company and the Calculation Agent thereof.

         LIEN -- means, with respect to the Company or any Subsidiary, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person. The term "Lien" shall not include any so-called "negative pledge" provisions in agreements covering the incurrence of Debt.

         MAKE-WHOLE AMOUNT -- means the Fixed Rate Make-Whole Amount and the Series D Make-Whole Amount.

         MATERIAL -- means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and the Subsidiaries taken as a whole.

         MATERIAL ADVERSE EFFECT -- means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and the Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under each of the


                                  Schedule B-12

Financing Documents or (c) the validity or enforceability of this Agreement, the Notes or the other Financing Documents.

         MEMORANDUM -- is defined in Section 5.3.

         MINIMUM EQUITY AMOUNT -- is defined in Section 11.4.

         MOODY'S -- means Moody's Investors Service, Inc.

         MORTGAGE -- is defined in Section 4.11

         MULTIEMPLOYER PLAN -- means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         NET PROCEEDS AMOUNT -- means, with respect to any Transfer of any property by the Company or any Subsidiary, an amount equal to the DIFFERENCE of

                  (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) paid by the transferee in respect of such Transfer, MINUS

                  (b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by the transferor in connection with such Transfer and all Debt secured by such property and required by its terms to be paid in connection with the consummation of such Transfer.

         NOTES -- is defined in Section 1.

         OFFICER'S CERTIFICATE -- means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

         OPEN POSITION -- means the difference between the long and the short positions; all cash contracts and futures positions will be considered in calculating the "Open Position." All positions related to finished products will be converted to its equivalent in corn.

         OTHER AGREEMENTS -- is defined in Section 2.

         OTHER PURCHASERS -- is defined in Section 2.

         PBGC -- means the Pension Benefit Guaranty Corporation referred to and defined ERISA or any successor thereto.

         PERMITTED ENCUMBRANCES -- means each of the Liens and other encumbrances permitted by each of the Mortgages.

         PERSON -- means an individual, partnership, cooperative, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.


                                  Schedule B-13

         PLACEMENT AGENT -- means ING Baring (U.S.) Securities, Inc. and any of its affiliates.

         PLAN -- means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

         POSITION REPORT -- means a summary of the Company's corn position indicating all long and short positions in corn, cash contracts, futures contracts or corn derived products converted to the equivalent in corn.

         POST-CLOSING CONSOLIDATED INTANGIBLE ASSETS -- means, at any time, the aggregate net book value of all Consolidated Intangible Assets acquired or first arising after the date of Closing, determined at such time.

         PROPERTY or PROPERTIES -- means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate. For avoidance of doubt, this defined term shall include all Designated Facilities and the equipment that is a part thereof or is used therein.

         PROPERTY REINVESTMENT APPLICATION -- means, with respect to any Transfer of property, the application of an amount equal to the Net Proceeds Amount with respect to such Transfer to the acquisition by the Company or a Subsidiary of property of a similar utility and of at least an equivalent value in respect of the property that was so Transferred.

         QPAM EXEMPTION -- means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         QUALIFIED INSTITUTIONAL BUYER -- means any Person who is a "qualified institutional buyer" within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

         REQUIRED HOLDERS -- means, at any time, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any Affiliate).

         RESPONSIBLE OFFICER -- means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

         RESTRICTED INVESTMENTS -- means, at any time, all Investments except the following:

                  (a) investments of the Company or any Subsidiary in existence on the date of Closing and disclosed on Schedule B-RI or in the financial statements delivered to you and referred to in Section 5.5, and including, without limitation, up to 7.5% of the equity interests in Ice Ban America, Inc.;

                  (b) property to be used in the ordinary course of business of the Company or any Subsidiary;


                                  Schedule B-14

                  (c) current assets arising from the sale of goods and services in the ordinary course of business of the Company and the Subsidiaries;

                  (d) Investments in certificates of deposit (and equivalent Investments) issued by Acceptable Banks (as defined below in this definition) and having a maturity of 365 days or less;

                  (e) Investments in commercial paper rated on the date of acquisition thereof "A-1"(or higher) by Standard & Poor's or "P-1" (or higher) by Moody's (or any future comparable ratings issued by Standard & Poor's or Moody's), PROVIDED that such obligations mature within 270 days from the date of creation thereof;

                  (f) Investments in Acceptable Governmental Securities (as defined below in this definition), PROVIDED that such obligations mature within 365 days from the date of acquisition thereof;

                  (g) Investments in money market preferred stocks of any corporation that are to be re-auctioned within one year of the date of acquisition thereof and rated on such date of acquisition either "A" (or higher) by Standard & Poor's or "A2" (or higher) by Moody's (or any future comparable ratings issued by Standard & Poor's or Moody's);

                  (h) Investments in tax-exempt floating-rate "tender" obligations of any state of the United States of America, or any municipality of any such state, (i) the payment of principal and interest in respect of which is secured by letters of credit issued by a commercial bank whose long-term senior unsecured indebtedness (or, if it shall have no long-term senior unsecured indebtedness, the long-term senior unsecured indebtedness of its holding company) is rated "AA" (or higher) by Standard & Poor's or "Aa" (or higher) by Moody's (or any future comparable ratings issued by Standard & Poor's or Moody's) and
         (ii) that mature or are subject to being repurchased by the issuer thereof at the option of the holder thereof within, in either case, 365 days of the date of acquisition thereof; and

                  (i) Investments by the Company or any Subsidiary in any Subsidiary or in any Person that concurrently with such Investment becomes a Subsidiary.

Investments, for purposes of this Agreement, shall be valued at the original cost thereof PROVIDED, HOWEVER, that loans and advances shall be valued at the principal amount thereof then outstanding and a Guaranty will be valued at the outstanding principal amount of the obligation guarantied by such Guaranty.
As used in this definition:

                  ACCEPTABLE BANK -- means any commercial bank:

                           (a) that is organized under the laws of the United
                  States of America or any state thereof;

                           (b) that has capital, surplus and undivided profits
                  aggregating in excess of $100,000,000; and


                                  Schedule B-15

                           (c) whose long-term senior unsecured indebtedness
                  (or, if it shall have no long-term senior unsecured indebtedness, the long-term senior unsecured indebtedness of its holding company) is rated "AA" (or higher) by Standard & Poor's or "Aa" (or higher) by Moody's (or any future comparable ratings issued by Standard & Poor's or Moody's).

                  ACCEPTABLE GOVERNMENTAL SECURITY -- means any direct obligation of, or obligation guaranteed by, the United States of America or any agency controlled or supervised by or acting as an instrumentality of the United States of America in respect of the payment of which obligation or guarantee the full faith and credit of the United States of America shall have been pledged.

         SECURED OBLIGATIONS OFFERED PREPAYMENT -- means, with respect to any holder of Notes, each Secured Obligation Offered Prepayment (together with any Remnant Secured Obligation Offered Prepayment in respect thereof), as such terms are used and defined in the Collateral Trust Indenture, made by the Company to such holder.

         SECURITIES Act -- means the Securities Act of 1933, as amended from time to time.

         SENIOR DEBT -- means, prior to the occurrence of the Full Collateral Release Event, any Debt of the Company that is not in any manner subordinated in right of payment or security to the Notes, the Collateral or to any other Debt of the Company, and, on or after the occurrence of the Full Collateral Release Event, any unsecured Debt of the Company that is not in any manner subordinated in right of payment or security to the Notes or to any other Debt of the Company.

         SENIOR FINANCIAL OFFICER -- means the President and General Manager, chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

         SERIES -- means any of the Series A Notes, the Series B Notes, the Series C Notes or the Series D Notes issued hereunder.

         SERIES A DEFAULT RATE -- means, with respect to the Series A Notes, the lesser of

                  (a) the maximum rate of interest allowed by applicable law, and

                  (b) the greater of (i) 9.57% PER ANNUM and (ii) 2% PER ANNUM over the rate of interest publicly announced from time to time by Morgan Guaranty Trust Company of New York (or its successors) in New York, New York as its "base" or "prime" rate.

         SERIES A MATURITY DATE -- means September 1, 2007.

         SERIES A NOTES -- is defined in Section 1(a).

         SERIES B DEFAULT RATE -- means, with respect to the Series B Notes, the lesser of

                  (a) the maximum rate of interest allowed by applicable law, and


                                  Schedule B-16

                  (b) the greater of (i) 9.72% PER ANNUM and (ii) 2% PER ANNUM over the rate of interest publicly announced from time to time by Morgan Guaranty Trust Company of New York (or its successors) in New York, New York as its "base" or "prime" rate.

         SERIES B MATURITY DATE -- means September 1, 2009.

         SERIES B NOTES -- is defined in Section 1(b).

         SERIES C DEFAULT RATE -- means, with respect to the Series C Notes, the lesser of

                  (a) the maximum rate of interest allowed by applicable law, and

                  (b) the greater of (i) 9.83% PER ANNUM and (ii) 2% PER ANNUM over the rate of interest publicly announced from time to time by Morgan Guaranty Trust Company of New York (or its successors) in New York, New York as its "base" or "prime" rate.

         SERIES C MATURITY DATE -- means September 1, 2012.

         SERIES C NOTES -- is defined in Section 1(c).

         SERIES D DEFAULT RATE -- means, with respect to the Series D Notes, the lesser of

                  (a) the maximum rate of interest allowed by applicable law, and

                  (b) the then applicable Eurodollar Interest Rate PLUS 2% PER ANNUM.

         SERIES D MAKE-WHOLE AMOUNT -- is defined in Section 8.10.

         SERIES D MATURITY DATE -- means September 1, 2007.

         SERIES D NOTES -- is defined in Section 1(d).

         SERIES D REQUIRED HOLDERS -- means, at any time, holders of more than 50% in principal amount of the Series D Notes at the time outstanding (exclusive of Series D Notes then owned by the Company or any Affiliate).

         SOURCE -- is defined in Section 6.2.

         STANDARD & POOR'S -- means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

         SUBSIDIARY -- means

                  (a) any corporation, association, limited liability company or other similar business entity in which the Company and/or one or more Subsidiaries owns more than 50% (by number of votes) of each class of the Voting Stock or sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity,


                                  Schedule B-17
         and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by the Company and/or one or more Subsidiaries, and

                  (b) all other Persons the financial results of which are, at such time, properly consolidated with those of the Company in accordance with GAAP.

         SUBSIDIARY DEBT -- means, as of any date of determination, the total of all Debt of all Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Subsidiaries and/or the Company and all other items required to be eliminated in the course of the preparation of consolidated financial statements Company in accordance with GAAP.

         SUCCESSOR COMPANY -- Section 11.2.

         TITLE INSURANCE POLICY -- Section 4.12.

         TOTAL MEMBERS EQUITIES -- means, at any time, the remainder (if positive) of

                  (a) Consolidated Total Assets MINUS

                  (b) the amount at which the liabilities (other than capital stock, surplus and minority interests) of the Company and the Subsidiaries would be shown on a consolidated balance sheet prepared in accordance with GAAP for such Persons at such time.

         TRANSFER -- means, with respect to the Company or any Subsidiary, any transaction in which such Person elects to sell, convey, transfer or lease (as lessor) any of its property. The verb "TRANSFER" has the meaning correlative to the meaning of the noun.

         UCC SEARCHES -- Section 4.14.

         VOTING STOCK -- means capital stock or other equity interests or capital of any class or classes of a cooperative, corporation, partnership, association or other business entity, the holders of which are ordinarily, in the absence of contingencies, entitled to elect the directors (or Persons performing similar functions) of such entity.

         WHOLLY-OWNED SUBSIDIARY -- means, at any time, any Subsidiary 100% of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the other Wholly-Owned Subsidiaries at such time, and, notwithstanding the foregoing, shall include Growers' Procurement Agency, Inc. for so long as the financial results of such Person are properly consolidated with those of the Company in accordance with GAAP.

                                  Schedule B-18